Exhibit 10.2
FRESHWORKS INC.
2021 EQUITY INCENTIVE PLAN
ADOPTED BY THE BOARD OF DIRECTORS: August 31, 2021
APPROVED BY THE STOCKHOLDERS: September 8, 2021
1.    GENERAL.
(a)    Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
(b)    Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d)    Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.    SHARES SUBJECT TO THE PLAN.
(a)    Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 86,178,920 shares, which is the sum of: (i) 35,000,000 new shares, plus (ii) up to 51,178,920 Returning Shares, as such shares become available from time to time. In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to five percent (5%) of the total number of shares of Combined Common Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.
(b)    Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 258,536,760 shares.
(c)    Share Reserve Operation.
(i)    Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE

American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii)    Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii)    Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.    ELIGIBILITY AND LIMITATIONS.
(a)    Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards. No eligible Employee, Director or Consultant shall have any right to be granted an Award pursuant to this Plan.
(b)    Specific Award Limitations.
(i)    Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii)    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii)    Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)    Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c)    Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d)    Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $750,000 in total value or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the first calendar year that begins following the Effective Date.
4.    OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)    Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)    Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)    Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)    by cash or check, bank draft or money order payable to the Company;
(ii)    pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)    if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v)    in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)    Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)    Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)    Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)    Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)    Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g)    Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h)    Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)    three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)    12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)    18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)    18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i)    Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j)    Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the U.S. Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k)    Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5.    AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.
(a)    Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)    Form of Award.
(1)    Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)    RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company's unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii)    Consideration. The Board shall determine the consideration, if any, payable by a Participant for Restricted Stock Awards and RSU Awards. Such consideration may include, but is not limited to, cash or check, bank draft or money order payable to the Company.
(iii)    Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)    Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
(v)    Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
(vi)    Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(vii)    Transferability. Restricted Stock Awards and RSU Awards may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of Restricted Stock Awards and RSU Awards as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Restricted Stock Awards and RSU Awards will apply, provided that, except as explicitly provided herein, neither Restricted Stock Awards nor RSU Awards may be transferred for consideration:
(1)    Restrictions on Transfer. Restricted Stock Awards and RSU Awards will not be transferable, except by will or by the laws of descent and distribution; provided, however, that the Board may permit transfer of Restricted Stock Awards and RSU Awards in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust while such Restricted Stock Award and RSU Award is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(2)    Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, Restricted Stock Awards and RSU Awards may be transferred pursuant to a domestic relations order.
(b)    Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c)    Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.    ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b)    Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)    Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction, except as set forth in Section 11, unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)    Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)    Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed, continued or substituted in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
(iii)    Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)    Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(d)    Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)    No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.    ADMINISTRATION.
(a)    Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power,

may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)    To settle all controversies regarding the Plan and Awards granted under it.
(iv)    To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)    To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi)    To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)    To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)    To submit any amendment to the Plan for stockholder approval.
(ix)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)    To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).
(xii)    To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c)    Delegation to Committee.
(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)    Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)    Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees (other than Employees who are Officers) to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8.    TAX WITHHOLDING
(a)    Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate arrangements to satisfy the Tax-Related Items withholding obligations, if any, of the Company and/or an Affiliate that arise in connection with the grant, vesting, exercise or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)    Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any Tax-Related Items withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii)

withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c)    No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the U.S. Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the U.S. Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the U.S. Internal Revenue Service.
(d)    Withholding Indemnification. The Company and/or its Affiliate may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in a Participant’s jurisdiction. In the event of over-withholding, the Participant pay receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock) or, if not refunded, the Participant may seek a refund from the local tax authorities. In the event of under-withholding, the Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its Affiliate. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. Further, if the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, the Participant will be deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items.
9.    MISCELLANEOUS.
(a)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will (unless otherwise required under Applicable Law) and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g)    Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h)    Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any

Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j)    Anti-Hedging. All Awards granted under the Plan will be subject to any anti-hedging policy that the Company adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other anti-hedging provisions in an Award Agreement as the Board determines necessary or appropriate. No recovery of compensation under such an anti-hedging policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(k)    Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(l)    Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(m)    Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company's or any Affiliate's employee benefit plans.
(n)    Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(o)    Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(p)    CHOICE OF LAW. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.    COVENANTS OF THE COMPANY.
The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.    ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.
(a)    Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b)    Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i)    If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii)    If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii)    If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under U.S. Treasury Regulations Section 1.409A-3(a)(4).
(c)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i)    Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii)    Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1)    In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2)    If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
(3)    The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e)    If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i)    Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii)    The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in U.S. Treasury Regulations Section 1.409A-3(j)(4)(ix).
(iii)    To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iv)    The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.SEVERABILITY.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.TERMINATION OF THE PLAN.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.DEFINITIONS.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)    “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b)    “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.
(c)    “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d)    “Applicable Law” means the Code and any applicable U.S. and non-U.S. securities, exchange control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e)    “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
(f)    “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(g)    “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(i)    “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company or any Affiliate of the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud, or in each case the equivalent in any relevant jurisdiction; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company or any Affiliate of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company or any Affiliate of the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company or any Affiliate of the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the heads of the Company’s legal and human resources departments with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or any Affiliate of the Company or such Participant for any other purpose.

(j)    “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the term Change in Control shall not include a transaction or series of related transactions pursuant to which a Subsidiary or an Affiliate of the Company becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities (unless otherwise determined by the Board), (C) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (D) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
(k)    “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(l)    “Combined Common Stock” means the common stock of the Company of all classes.
(m)    “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(n)    “Common Stock” means the Class A common stock of the Company.
(o)    “Company” means Freshworks Inc., a Delaware corporation.
(p)    “Compensation Committee” means the Compensation Committee of the Board.
(q)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(r)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(s)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii)    a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
(t)    “Director” means a member of the Board.
(u)    “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(v)    “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(w)    “Effective Date” means the date that is immediately prior to the IPO Date, provided that this Plan is approved by the Company’s stockholders prior to the IPO Date.
(x)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(y)    “Employer” means the Company or the Affiliate of the Company that employs the Participant.
(z)    “Entity” means a corporation, partnership, limited liability company or other entity.
(aa)    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(bb)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company; (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the

Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(cc)    “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)    If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)    In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(dd)    “Governmental Body” means any: (i) nation, state, commonwealth, canton, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. or non-U.S. federal, state, local, municipal or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(ee)    “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ff)    “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(gg)    “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.
(hh)    “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant's rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(ii)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(jj)    “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Arrangement.
(kk)    “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(ll)    “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under U.S. Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(mm)    “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(nn)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(oo)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(pp)    “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(qq)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(rr)    “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.
(ss)    “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(tt)    “Own,” “Owned,” “Owner,” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(uu)    “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(vv)    “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(ww)    “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; relative stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales, annual recurring revenue or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the U.S. Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.
(xx)    “Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.
(yy)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(zz)    “Plan” means this Freshworks Inc. 2021 Equity Incentive Plan, as amended from time to time.
(aaa)    “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(bbb)    “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(ccc)    “Prior Plan” means the Freshdesk Inc. 2011 Stock Plan.
(ddd)    “Restricted Stock Award” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(eee)    “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(fff)    “Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.

(ggg)    “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(hhh)    “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(iii)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(jjj)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(kkk)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(lll)    “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and U.S. Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(mmm)    “Securities Act” means the U.S. Securities Act of 1933, as amended.
(nnn)    “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(ooo)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(ppp)    “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(qqq)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(rrr)    “Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant.
(sss)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(ttt)    “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain "window" periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(uuu)    “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(vvv)    “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

2021 Equity Incentive Plan
Form of Global Stock Option Grant Package
FRESHWORKS INC.
STOCK OPTION GRANT NOTICE
(2021 EQUITY INCENTIVE PLAN)
Freshworks Inc. (the “Company”), pursuant to the Company’s 2021 Equity Incentive Plan (the “Plan”), has granted to you (“Optionholder”) an option to purchase the number of shares of the Common Stock set forth below (the “Option”). Your Option is subject to all of the terms and conditions as set forth herein and in the Plan, and the Global Stock Option Agreement, as well as any additional terms and conditions for your country set forth in the attached appendix (the “Appendix”) and the Notice of Exercise, all of which are incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Global Stock Option Agreement shall have the meanings set forth in the Plan or the Global Stock Option Agreement, as applicable.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares of Common Stock Subject to Option:
Exercise Price (Per Share) (US$):
Total Exercise Price (US$):
Expiration Date:
Type of Grant:    [Incentive Stock Option] OR [Nonstatutory Stock Option]
Exercise and

Vesting Schedule:	Subject to Optionholder’s Continuous Service through each applicable vesting date, the Option will vest as follows:

[_____________________________________________________________]
Optionholder Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:
    The Option is governed by this Stock Option Grant Notice (this “Grant Notice”), and the provisions of the Plan and the Global Stock Option Agreement (including the Appendix) and the Notice of Exercise, all of which are made a part of this document. Unless otherwise provided in the Plan or the Global Stock Option Agreement, this Grant Notice and the Global Stock Option Agreement (including the Appendix) (together, the “Option Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
    [If the Option is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options granted to you) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.]
    You consent to receive the Option Agreement, the Plan, the Prospectus and any other Plan-related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

    You have read and are familiar with the provisions of the Plan, the Option Agreement, the Notice of Exercise and the Prospectus. In the event of any conflict between the provisions in the Option Agreement, the Notice of Exercise, or the Prospectus and the terms of the Plan, the terms of the Plan shall control.
    The Option Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to you.
    Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

FRESHWORKS INC.		OPTIONHOLDER:

By:
	Signature		Signature

Title:		Date:
Date:
ATTACHMENTS: Global Stock Option Agreement, Appendix, 2021 Equity Incentive Plan, Notice of Exercise

ATTACHMENT I
FRESHWORKS INC.
GLOBAL STOCK OPTION AGREEMENT
(2021 EQUITY INCENTIVE PLAN)
As reflected by your Stock Option Grant Notice (“Grant Notice”), Freshworks Inc. (the “Company”) has granted you an option under the Company’s 2021 Equity Incentive Plan (the “Plan”) to purchase a number of shares of Common Stock at the exercise price indicated in your Grant Notice (the “Option”). The terms of your Option as specified in the Grant Notice and this Global Stock Option Agreement, including any additional terms and conditions for your country set forth in the attached appendix hereto (the “Appendix”), constitute your “Option Agreement.” Capitalized terms not explicitly defined in this Global Stock Option Agreement but defined in the Grant Notice or the Plan shall have the meanings set forth in the Grant Notice or Plan, as applicable
The general terms and conditions applicable to your Option are as follows:
1.    GOVERNING PLAN DOCUMENT. Your Option is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)    Section 6 regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your Option;
(b)    Section 9(e) regarding the Company’s or an Affiliate’s retained rights to terminate your Continuous Service notwithstanding the grant of the Option; and
(c)    Section 8 regarding the tax consequences of your Option.
Your Option is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the Option Agreement and the provisions of the Plan, the provisions of the Plan shall control.
2.    EXERCISE.
(a)    You may generally exercise the vested portion of your Option for whole shares of Common Stock at any time during its term by delivery of payment of the exercise price and applicable withholding taxes and other required documentation to the Plan Administrator in accordance with the exercise procedures established by the Plan Administrator, which may include an electronic submission. Please review Sections 4(i), 4(j) and 7(b)(v) of the Plan, which may restrict or prohibit your ability to exercise your Option during certain periods.
(b)    To the extent permitted by Applicable Law, you may pay your Option exercise price as follows:
(i)    cash, check, bank draft or money order;
(ii)    subject to Company and/or Committee consent at the time of exercise, pursuant to a “cashless exercise” program as further described in Section 4(c)(ii) of the Plan if at the time of exercise the Common Stock is publicly traded;
(iii)    subject to Company and/or Committee consent at the time of exercise, by delivery of previously owned shares of Common Stock as further described in Section 4(c)(iii) of the Plan; or
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(iv)    subject to Company and/or Committee consent at the time of exercise, if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement as further described in Section 4(c)(iv) of the Plan.
(c)    By accepting your Option, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 2(c). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 2(c) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
3.    TERM. You may not exercise your Option before the commencement of its term or after its term expires. The term of your Option commences on the Date of Grant and expires upon the earliest of the following:
(a)    immediately upon the termination of your Continuous Service for Cause;
(b)    three months after the termination of your Continuous Service for any reason other than Cause, Disability or death;
(c)    12 months after the termination of your Continuous Service due to your Disability;
(d)    18 months after your death if you die during your Continuous Service;
(e)    immediately upon a Corporate Transaction if the Board has determined that the Option will terminate in connection with a Corporate Transaction;
(f)    the Expiration Date indicated in your Grant Notice; or
(g)    the day before the 10th anniversary of the Date of Grant.
Notwithstanding the foregoing, if you die during the period provided in Section 3(b) or 3(c) above, the term of your Option shall not expire until the earlier of (i) 18 months after your death, (ii) upon any termination of the Option in connection with a Corporate Transaction, (iii) the Expiration Date indicated in your Grant Notice, or (iv) the day before the tenth anniversary of the Date of Grant. Additionally, the Post-Termination Exercise Period of your Option may be extended as provided in Section 4(i) of the Plan.
For U.S. taxpayers, to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three months before the date of your Option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. If the Company provides for the extended exercisability of your Option under certain circumstances for your benefit, your Option will not necessarily be treated as an Incentive Stock Option if you exercise your Option more than three months after the date your employment terminates.
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4.    WITHHOLDING OBLIGATIONS.
(a)    You acknowledge that regardless of any action taken by the Company or, if different, the Affiliate to which you provide services (the “Service Recipient”), the ultimate liability for Tax-Related Items is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, its grant, vesting or exercise, the issuance of shares of Common Stock upon exercise, the subsequent sale of shares of Common Stock and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the Option or any aspect of the Option to reduce or eliminate your liability for Tax-Related Items. Further, if you become subject to taxation in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)    Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, you authorize the Company and/or the Service Recipient, or their respect agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from your wages or other cash compensation paid to you by the Company or the Service Recipient; (ii) allowing or requiring you to make a cash payment to cover the Tax-Related Items; (iii) withholding from proceeds of the sale of shares of Common Stock acquired upon exercise of the Option either through a voluntary sale or a mandatory sale arranged by the Company (on your behalf pursuant to this authorization and without further consent); (iv) withholding from the shares of Common Stock to be issued to you upon exercise of this Option; or (v) any other method of withholding determined by the Company and permitted by Applicable Law.
(c)    The Company and/or the Service Recipient may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates including minimum and maximum rates applicable in your jurisdiction. In the event of over-withholding, you may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Common Stock) from the Company or the Service Recipient; otherwise, you may be able to seek a refund from the local tax authorities. In the event of under-withholding, you may be required to pay any additional Tax-Related Items directly to the applicable tax authority. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the exercised Option, notwithstanding that a number of shares of Common Stock is held back solely for the purpose of paying the Tax-Related Items.
(d)    You agree to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Common Stock, or the proceeds from the sale of shares of Common Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.
5.    INCENTIVE STOCK OPTION DISPOSITION REQUIREMENT. If your Option is an Incentive Stock Option, you must notify the Company in writing within 15 days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your Option that occurs within two years after the Date of Grant or within one year after such shares of Common Stock are transferred upon exercise of your Option.
6.    NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal
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tax, legal and financial advisors regarding the tax and legal consequences of the Option before taking any action related to the Plan and, by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) shall be responsible for your own liability that may arise as a result of your participation in the Plan. As a condition to accepting the Option, you hereby agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the Option.
7.    LEAVE OF ABSENCE.
(a)    During any Company-approved leave of absence (“LOA”), the vesting of your Option shall be suspended after the leave of absence exceeds a period of ninety (90) days (or such longer period as required by Applicable Law). Vesting of your Option shall resume upon the termination of your LOA and return to service to the Company and/or its Affiliates. The vesting schedule of your Option shall be extended by the length of the suspension, subject to Applicable Law.
(b)    You will be deemed to remain in Continuous Service during any LOA only through your Expected Return Date (as defined below), unless your Continuous Service is otherwise terminated for any reason prior to the Expected Return Date; provided, however, that if you notify the Company or the Service Recipient prior to the Expected Return Date (and prior to any earlier termination of Continuous Service) that you do not intend to resume employment or other eligible service with the Company or an Affiliate on or prior to the Expected Return Date (such notification, a “Notification”, and the date of such Notification, the “Notification Date”), then you will be deemed to remain in Continuous Service during the LOA only through the Notification Date. If you fail to report to work on the Expected Return Date, or if you provide a Notification prior to the Expected Return Date, then, on the Expected Return Date or the earlier Notification Date, as applicable, (i) your Continuous Service will be deemed terminated, (ii) vesting of your Option will cease immediately, and (iii) the applicable Post-Termination Exercise Period will commence, in each case except to the extent required by Applicable Law. The first scheduled workday immediately following the Company-approved expiration date of the LOA or, if earlier, the date on which you actually return to employment or other eligible service with the Company or the Service Recipient is the “Expected Return Date”.
(c)    The Board, Committee or the heads of the Company’s legal and human resources departments may make exceptions to the foregoing with respect to LOAs to comply with Applicable Laws, in cases where the application of the foregoing would not be in the interests of the Company or any Affiliate, or otherwise to the extent it deems necessary or advisable in its discretion.
(d)    Nothing in the Option Agreement will confer upon you any right to remain in Continuous Service (or any other service) for any duration or to interfere with or otherwise restrict in any way the rights of the Company or any Affiliate to terminate your Continuous Service (or any other service) at any time for any reason, with or without cause.
8.    TRANSFERABILITY. Except as otherwise provided in the Plan, your Option is not transferable, except by will or by the applicable laws of descent and distribution, and is exercisable during your life only by you.
9.    CORPORATE TRANSACTION. Your Option is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
10.    SEVERABILITY. If any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid.  Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
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11.    WAIVER. You acknowledge that a waiver by the Company of a breach of any provision of the Option Agreement shall not operate or be construed as a waiver of any other provision of the Option Agreement, or of any subsequent breach of the Option Agreement.
12.    EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Global Stock Option Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Option. Specifically, the Company may in its sole discretion decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
13.    CHOICE OF LAW. The interpretation, performance and enforcement of this Option Agreement shall be governed by the laws of the State of Delaware without regard to that state’s conflicts of laws rules. For purposes of any action, lawsuit or other proceeding brought to enforce the Option Agreement, relating to it, or arising from it, the parties hereby submit to the sole and exclusive jurisdiction of the courts of San Mateo County or the federal courts for the United States for the Northern District of California, and no other courts where this grant is made and/or to be performed.
14.    AMENDMENT; IMPOSITION OF OTHER REQUIREMENTS. The Option Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, the Option Agreement may be amended solely by the Board by a writing which specifically states that it is amending the Option Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of the Option Agreement in any way it may deem necessary or advisable to carry out the purpose of your Option as a result of any change in Applicable Law or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of your Option which is then subject to restrictions as provided herein. Further, the Company reserves the right to impose other requirements on your participation in the Plan, on the Option and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
15.    APPENDIX. Notwithstanding any provisions in this Option Agreement, your Option shall be subject to any additional or different terms and conditions set forth in the Appendix for your country attached hereto. Moreover, if you relocate to one of the countries included in the Appendix, the additional or different terms and conditions for such country will apply to you to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Option Agreement.
16.    OTHER DOCUMENTS.  You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus.  In addition, you acknowledge receipt of the Company’s Trading Policy.
17.    QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your Option, including a summary of the applicable tax consequences, please see the Prospectus.
*   *   *   *
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ATTACHMENT II
APPENDIX
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Global Stock Option Agreement.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the Option granted to you under the Plan if you reside and/or work outside the United States. If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the additional terms and conditions contained herein shall be applicable to you.
Notifications
This Appendix also includes information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is provided solely for your convenience and is based on the securities, exchange control, tax, and other laws in effect in the respective countries as of August 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information contained herein as the only source of information relating to the consequences of your participation in the Plan, because the information may be out of date by the time you exercise the Option or sell any shares of Common Stock acquired at settlement.
In addition, the information contained in this Appendix is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the Applicable Law in your country may apply to your situation.
Finally, you understand that if you are a citizen or resident of a country other than the one in which you are currently residing and/or working, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to you in the same manner.
GENERAL NON-U.S. TERMS AND CONDITIONS
1.    NATURE OF GRANT. By accepting your Option, you acknowledge, understand and agree that:
a.the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;
b.the grant of your Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or other equity awards, or benefits in lieu of options, even if options have been granted in the past;
c.all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;
d.the Option grant and your participation in the Plan shall not create a right to employment or other service relationship with the Company;
e.you are voluntarily participating in the Plan;
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f.the Option and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
g.the Option and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;
h.unless otherwise agreed with the Company in writing, the Option and the shares of Common Stock subject to the Option, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate;
i.the future value of the shares of Common Stock underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
j.if the underlying shares of Common Stock do not increase in value, the Option will have no value;
k.if you exercise the Option and acquire shares of Common Stock, the value of such shares of Common Stock may increase or decrease in value, even below the exercise price;
l.neither the Company nor any Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of your Options or of any amounts due to you pursuant to the exercise of your Option or the subsequent sale of any shares of Common Stock received;
m.for the purposes of your Option, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any), and unless otherwise expressly provided in the Option Agreement or determined by the Company, your right to vest in the Option under the Plan (if any) will terminate, and your Post-Termination Exercise Period (if any) will commence, as of such date and will not be extended by any notice period (e.g., your Continuous Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any); the Board shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the Option (including whether you may still be considered to be providing services while on a LOA); and
n.no claim or entitlement to compensation or damages shall arise from forfeiture of this Option resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any).
2.    DATA PRIVACY.
a.You explicitly and unambiguously acknowledge and consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Service Recipient, the Company and its other Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Service Recipient, the Company and its other Affiliates hold certain personal information about you, including, but not limited to, name, home address, email address and telephone number, date of birth, social security number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to shares of Common Stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor (“Data”) for the purpose of implementing, managing and administering your participation in the Plan.
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You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of your participation in the Plan, that these recipients may be located in your country or elsewhere, in particular in the U.S., and that the recipient country may have different data privacy laws providing less protections of your personal data than your country. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired upon the exercise of your Option. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke the consents, your employment or service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing the consents is that the Company would not be able to grant the Option or other equity awards to you or administer or maintain such awards. Therefore, you understand that refusing or withdrawing the consents may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact in writing your local human resources representative.
b.Notwithstanding Section 2(a) above, for the purposes of operating the Plan in the European Economic Area / European Union, Switzerland and the United Kingdom, the Company will collect and process information relating to you in accordance with the privacy notice then in effect.
3.    LANGUAGE You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Option Agreement. If you have received this Option Agreement, or any other document related to your Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.    INSIDER TRADING RESTRICTIONS / MARKET ABUSE LAWS. You acknowledge that, depending on your country or the broker’s country, you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect your ability to directly or indirectly accept, acquire, sell or attempt to sell or otherwise dispose of shares of Common Stock or rights to shares of Common Stock, or rights linked to the value of shares of Common Stock, during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before possessing inside information. Furthermore, you may be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Trading Policy, or any other applicable insider trading policy then in effect. You acknowledge that you are responsible for complying with any applicable restrictions and are encouraged to speak with your personal legal advisor for further details regarding any applicable insider trading and/or market abuse laws in your country.
5.    FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The Applicable Law in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the
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transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.
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AUSTRALIA
Terms and Conditions
AUSTRALIA OFFER DOCUMENT. The Company is pleased to provide you with this offer to participate in the Plan. This offer sets out information regarding the Option to Australian resident Participants. This information is provided by the Company to ensure compliance of the Plan with the Australian Securities and Investments Commission (“ASIC”) Class Order 14/1000 and relevant provisions of the Corporations Act 2001.
In addition to the information set out in the Option Agreement (including this Appendix), you are also being provided with copies of the following documents:
(a)    the Plan;
(b)    the Prospectus; and
(c)    the Employee Information Supplement for Australia.
(collectively, the “Additional Documents”).
The Additional Documents provide further information to help you make an informed investment decision about participating in the Plan. Neither the Plan nor the Prospectus is a prospectus for the purposes of the Corporations Act 2001.
You should not rely upon any oral statements made in relation to this offer. You should rely only upon statements contained in the Option Agreement (including this Appendix) and the Additional Documents when considering participation in the Plan.
Notifications
TAX INFORMATION. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in the Act).
SECURITIES LAW INFORMATION. Investment in shares of Common Stock involves a degree of risk. Eligible employees who elect to participate in the Plan should monitor their participation and consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan as set forth below and in the Additional Documents.
The information herein is general information only. It is not advice or information that takes into account your personal objectives, financial situation and needs. You should consider obtained your own financial product advice from a person who is licensed by ASIC to give such advice.
ADDITIONAL RISK FACTORS FOR AUSTRALIAN RESIDENTS. You should have regard to risk factors relevant to investment in securities generally and, in particular, to the holding of shares. For example, the price at which the Common Stock is quoted on the Nasdaq Global Select Market may increase or decrease due to a number of factors. There is no guarantee that the price of the Common Stock will increase. Factors that may affect the price of the Common Stock include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.
More information about potential factors that could affect the Company’s business and financial results will included in the Company’s Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K. Copies of these reports will be available at www.sec.gov/, on the Company’s website, and upon request to the Company.
In addition, you should be aware that the Australian dollar value of Common Stock acquired at exercise will be affected by the U.S. dollar/Australian dollar exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.
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COMMON STOCK IN A U.S. CORPORATION. Common stock of a U.S. corporation is analogous to ordinary shares of an Australian corporation. Each holder of the Company’s Common Stock is entitled to one vote for every share of Common Stock.
Dividends may be paid on the Common Stock out of any funds of the Company legally available for dividends at the discretion of the Board.
The Common Stock is traded on the Nasdaq Global Select Market in the United States of America under the symbol “FRSH”.
The Common Stock is not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.
ASCERTAINING THE MARKET PRICE OF SHARES. You may ascertain the current market price of the Common Stock as traded on the Nasdaq Global Select Market under the symbol “FRSH” at https://www.nasdaq.com/. The Australian dollar equivalent of that price can be obtained at: http://www.rba.gov.au/statistics/frequency/exchange-rates.html.
This will not be a prediction of what the market price per share of Common Stock will be when the Option is exercised or when shares of Common Stock are issued or of the applicable rate on the actual exercise date or the date of share issuance.
EXCHANGE CONTROL INFORMATION. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. You understand that if an Australian bank is assisting with the transaction, the bank will file the report on your behalf. You further understand if there is no Australian bank involved in the transfer, you will have to file the exchange control report.
CANADA
Terms and Conditions
MANNER OF EXERCISE. Notwithstanding Sections 2(b)(iv) and 4(b)(iv) of the Global Stock Option Agreement and Sections 4(c)(iv) and 8(b)(ii) of the Plan, you are not allowed to exercise the Option by way of a net exercise whereby shares of Common Stock are held back to cover the exercise price and/or Tax-Related Items withholding.
In addition, notwithstanding Section 2(b)(iii) of the Global Stock Option Agreement and Sections 4(c)(iii) of the Plan, you are not allowed to pay the exercise price with shares of Common Stock you previously acquired. Furthermore, you undertake not to use the shares acquired upon exercise of the Option to pay the exercise price for any options that may be granted to you in the future.
TERMINATION. The following provisions replace Section 1(m) of this Appendix in its entirety:
for purposes of the Option, your Continuous Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) as of the date that is the earlier of (i) the date your Continuous Service terminates, and (ii) the date on which you receive notice of termination of your Continuous Service. In either case, the date shall exclude any period during which notice, pay in lieu of such notice or related payments or damages are provided or required to be provided under Applicable Law. For greater certainty, you will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued participation in the Plan during a statutory notice period, your right to vest in the Option (if any) will terminate, and the Post-Termination Exercise Period (if any) will commence, effective upon the expiry of
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the minimum statutory notice period, but you will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will you be entitled to any compensation for lost vesting; and
The following terms and conditions apply to Participants resident in Quebec:
LANGUAGE. The parties acknowledge that it is their express wish that the Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
DATA PRIVACY. The following provisions supplement Section 2 of this Appendix:
You hereby authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to (i) discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan, and (ii) disclose and discuss any and all information relevant to the Plan with their advisors. You further authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to record such information and to keep such information in your employee file.
Notifications
SECURITIES LAW INFORMATION. You are permitted to sell shares of Common Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Common Stock acquired under the Plan takes place outside Canada through the facilities of the exchange on which the shares of Common Stock are then listed.
FRANCE
Terms and Conditions
LANGUAGE CONSENT. By accepting the Option, you confirm having read and understood the documents related to the Option (the Plan and the Option Agreement) which were provided in the English language. You accept the terms of these documents accordingly.
Consentement à la Langue Utilisée. En acceptant l’attribution de droits sur des actions assujettis à restrictions (Option, l' « Attribution de Option »), vous confirmez avoir lu et compris les documents relatifs à l’attribution (le Plan et le Contrat d’Attribution de Option) qui ont été remis en anglais. Vous acceptez les termes de ces documents en connaissance de cause.
Notifications
TAX INFORMATION. The Option grant is not intended to qualify for special tax or social security treatment in France.
GERMANY
Notifications
EXCHANGE CONTROL INFORMATION. Cross-border payments in excess of EUR 12,500 must be reported monthly to the German Federal Bank (Bundesbank). If you receive a payment in excess of EUR 12,500 in connection with the sale of shares of Common Stock acquired under the Plan or the receipt of any cash dividends, the report must be filed electronically by the fifth day of the month following the month in which the payment was received. The form of report (Allgemeines Meldeportal Statistik) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.
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INDIA
Terms and Conditions
METHOD OF EXERCISE. Notwithstanding anything to the contrary in the Plan or the Option Agreement, due to legal restrictions in India, you will not be permitted to pay the exercise price by a “sell-to-cover” exercise (i.e., where shares of Common Stock subject to the Option will be sold immediately upon exercise and the proceeds of the sale will be remitted to the Company to cover the exercise price for the purchased shares and any Tax-Related Items). The Company reserves the right to permit this method of payment depending on the development of local law.
Notifications
EXCHANGE CONTROL INFORMATION. Indian residents are required to repatriate the proceeds from the sale of shares of Common Stock to India within specified timeframes. You must retain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation. It is your responsibility to comply with these requirements. Neither the Company nor the Service Recipient will be liable for any fines or penalties resulting from your failure to comply with any Applicable Law.
IRELAND
Notifications
DIRECTOR NOTIFICATION OBLIGATION. Directors, shadow directors and secretaries of the Company’s Irish Affiliates are subject to certain notification requirements under the Irish Companies Act. Directors, shadow directors and secretaries must notify the Irish Affiliate in writing if they receive or dispose of an interest in the Company representing more than 1% of the Company’s voting share capital (e.g., the Option, shares of Common Stock, etc.), if they become aware of the event giving rise to the notification requirement or if they become a director or secretary if such an interest exists at the time. This disclosure requirement also applies to any rights or shares acquired by the director’s spouse or children (under the age of 18).
NETHERLANDS
There are no country-specific provisions.
SINGAPORE
Terms and Conditions
RESTRICTION ON SALE OF SHARES. The Option is subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and you will not be able to make any subsequent offer to sell or sale of the Common Stock in Singapore, unless such offer or sale is made (i) after six months from the Date of Grant; (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA; or (iii) pursuant to, and in accordance with, the conditions of any applicable provision of the SFA.
Notifications
SECURITIES LAW INFORMATION. The offer of the Plan, the Option, and the issuance of the underlying Common Stock at exercise are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
DIRECTOR NOTIFICATION OBLIGATION. If you are a director, associate director or shadow director of a Singapore Affiliate, you are subject to certain notification requirements under the Singapore Companies
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Act. Among these requirements is an obligation to notify the Singapore Affiliate in writing when you receive an interest (e.g., Options, or shares of Common Stock) in the Company or any Affiliate within two business days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when the shares of Common Stock are sold), or (iii) becoming a director, associate director or shadow director.
UNITED KINGDOM
Terms and Conditions
WITHHOLDING OBLIGATIONS. The following provisions supplement Section 4 of the Global Stock Option Agreement:
Without limitation to Section 4 of the Global Stock Option Agreement, you hereby agree that you are liable for any Tax-Related Items related to your participation in the Plan and hereby covenant to pay such Tax-Related Items as and when requested by the Company or (if different) the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority).  You also hereby agree to indemnify and keep indemnified the Company and (if different) the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.
Notwithstanding the indemnification provision in Section 4 of the Global Stock Option Agreement, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company for the amount of any Tax-Related Items as it may be considered to be a loan. In this case, the amount of any income tax due but not collected from or paid by you within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs may constitute an additional benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient the amount of any employee NICs due on this additional benefit, which the Company and/or the Service Recipient may recover at any time by any of the means referred to in Section 4 of the Global Stock Option Agreement.
JOINT ELECTION TO TRANSFER EMPLOYER NICS LIABILITY. You agree to accept liability for any secondary Class 1 NICs that may be payable by the Service Recipient in connection the Option and any event giving rise to Tax-Related Items (the “Employer NICs”). You agree that the Employer NICs may be collected by the Company or, if different, the Service Recipient using any of the methods described in Section 4 of the Global Stock Option Agreement. Without prejudice to the foregoing, you agree to execute a joint election with the Company or the Service Recipient (a “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to you. You further agree to execute such other elections as may be required by any successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of your Joint Election.
If you do not enter into the Joint Election, if approval of the Joint Election has been withdrawn by HMRC, if the Joint Election is revoked by the Company or Service Recipient (as applicable), or if the Joint Election is jointly revoked by you and the Company or Service Recipient (as applicable), the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any shares of Common Stock or proceeds from the sale of shares to you upon the exercise of the Option.
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ATTACHMENT III
FRESHWORKS INC.
2021 EQUITY INCENTIVE PLAN
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ATTACHMENT IV
FRESHWORKS INC.
NOTICE OF EXERCISE
(2021 EQUITY INCENTIVE PLAN)

FRESHWORKS INC.
2950 S. DELAWARE STREET, SUITE 201
SAN MATEO, CA 94403
(650) 513-0514	Date of Exercise:
This constitutes notice to Freshworks Inc. (the “Company”) that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) by exercising my Option for the price set forth below. Capitalized terms not explicitly defined in this Notice of Exercise but defined in the Stock Option Grant Notice, Global Stock Option Agreement or 2021 Equity Incentive Plan (the “Plan”) shall have the meanings set forth in the Stock Option Grant Notice, Global Stock Option Agreement or the Plan, as applicable. Use of certain payment methods is subject to Company and/or Committee consent and certain additional requirements set forth in the Global Stock Option Agreement (including the Appendix) and the Plan.

Type of option (check one):	Incentive	Nonstatutory

Date of Grant:

Number of Shares as to which Option is exercised:

Certificates to be issued in name of:

Total exercise price:	US$

Cash, check, bank draft or money order delivered herewith:	US$

Value of __________ Shares delivered herewith:	US$

Regulation T Program (cashless exercise)	US$

Value of _________ Shares pursuant to net exercise:	US$
By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Plan, the Stock Option Grant Notice and the Global Stock Option Agreement (including the Appendix thereto), (ii) to satisfy the withholding obligations for Tax-Related Items, if any, relating to this Option as set forth in the Global Stock Option Agreement (including the Appendix), and (iii) if this exercise relates to an Incentive Stock Option, to notify you in writing within 15 days after the date of any disposition of any of the Shares issued upon exercise of this Option that occurs within two years after the Date of Grant or within one year after such Shares are issued upon exercise of this Option.
I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under
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the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

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2021 Equity Incentive Plan
Form of Global RSU Grant Package
FRESHWORKS INC.
RSU AWARD GRANT NOTICE
(2021 EQUITY INCENTIVE PLAN)
Freshworks Inc. (the “Company”) has awarded to you (“Participant”) the number of restricted stock units specified and on the terms set forth below (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein, in the Freshworks Inc. 2021 Equity Incentive Plan (the “Plan”) and in the Global RSU Award Agreement (the “Agreement”), as well as any additional terms and conditions for your country set forth in the attached appendix (the “Appendix”), all of which are incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units:

Vesting Schedule:	[___________________________________________________] Notwithstanding the foregoing, vesting shall terminate upon Participant’s termination of Continuous Service.

Issuance Schedule:	Subject to any Capitalization Adjustment, one share of Common Stock will be issued at the time set forth in Section 6 of the Agreement for each restricted stock unit which vests.

Mandatory Sale to Cover Withholding Taxes:
By accepting this RSU Award, to the extent applicable and as permitted under the Plan and Applicable Law, Participant agrees to satisfy Tax-Related Items through the sale of a number of the shares subject to the RSU Award as determined in accordance with the procedures specified in Section 4(b) of the Agreement (“Sell to Cover”). If permitted by Applicable Law, the Company or, if different, the Affiliate to which you provide services, is authorized and directed by Participant to withhold from the cash proceeds of this sale and remit directly to the appropriate tax authorities an amount equal to the taxes required to be withheld. The mandatory Sell to Cover is imposed by the Company on Participant in connection with the receipt of the RSU Award, and it is intended to comply with the requirements of Rule 10b5-1(c)(1)(i) under the Exchange Act and be interpreted to meet the requirements of Rule 10b5-1(c).

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:
    The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan, the Agreement and the Appendix, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice, the Agreement and the Appendix (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
    You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement or the Prospectus and the terms of the Plan, the terms of the Plan shall control.
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    The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to you.

FRESHWORKS INC.:		PARTICIPANT:

By:
	Signature		Signature
Title:		Date:
Date:
ATTACHMENTS:     Global RSU Award Agreement, Appendix, 2021 Equity Incentive Plan
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ATTACHMENT I
FRESHWORKS INC.
GLOBAL RSU AWARD AGREEMENT
(2021 EQUITY INCENTIVE PLAN)
As reflected by your RSU Award Grant Notice (“Grant Notice”), Freshworks Inc. (the “Company”) has granted you a RSU Award under the Freshworks Inc. 2021 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Global RSU Award Agreement (this “Agreement”), including any additional terms and conditions for your country set forth in the attached appendix hereto (the “Appendix”), and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.
The general terms applicable to your RSU Award are as follows:
1.    GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)    Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;
(b)    Section 9(e) of the Plan regarding the Company’s or an Affiliate’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and
(c)    Section 8 of the Plan regarding the tax consequences of your RSU Award.
Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.
2.    GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice, as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Notwithstanding the foregoing, the Company, in its sole discretion, may settle the RSU Award in cash if necessary or appropriate for legal or administrative reasons subject to Applicable Law. Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.
3.    DIVIDENDS. You shall receive no benefit or adjustment to your RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you.
4.    WITHHOLDING OBLIGATIONS.
(a)    You acknowledge that, regardless of any action taken by the Company or, if different, the Affiliate to which you provide services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable or deemed legally applicable to you
1

(“Tax-Related Items”) is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU Award, including, but not limited to, its grant, its vesting, the issuance of shares of Common Stock in its settlement, the subsequent sale of shares of Common Stock and the payment of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the RSU Award or any aspect of the RSU Award to reduce or eliminate your liability for Tax-Related Items. Further, if you become subject to taxation in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)    Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangement satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. To that end, by accepting your RSU Award as set forth in the Grant Notice, you hereby (i) acknowledge and agree that you have elected Sell to Cover, to the extent applicable and permitted by Applicable Law, to satisfy all Tax-Related Items pursuant to this Section 4(b), and (ii) further acknowledge and agree to the following provisions:
(i)    You hereby irrevocably appoint E*TRADE, or such other registered broker-dealer that is a member of the Financial Industry Regulatory Authority as the Company may select, as your agent (the “Agent”), and you authorize and direct the Agent to sell on the open market at the then prevailing market price(s), on your behalf, as soon as practicable on or after the date on which the shares of Common Stock are delivered to you pursuant to Section 6 hereof in connection with the vesting of the Restricted Stock Units, the number (rounded up to the next whole number) of shares of Common Stock sufficient to generate proceeds to cover (A) the satisfaction of Tax-Related Items arising from the vesting of those Restricted Stock Units and the related issuance of shares of Common Stock to you, and (B) all applicable fees and commissions due to, or required to be collected by, the Agent with respect thereto.
(ii)    You acknowledge that your Sell to Cover election and the corresponding authorization and instruction to the Agent set forth in this Section 4(b) to sell Common Stock to satisfy the Tax-Related Items is intended to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act and to be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act (your Sell to Cover election and the provisions of this Section 4(b), collectively, the “10b5-1 Plan”). You acknowledge that by accepting your RSU Award as set forth in the Grant Notice, you are adopting the 10b5-1 Plan to permit you to satisfy the Tax-Related Items. You hereby authorize the Company and the Agent to cooperate and communicate with one another to determine the number of shares of Common Stock that must be sold pursuant to Section 4(b)(i) to satisfy your obligations hereunder.
(iii)    You acknowledge that the Agent is under no obligation to arrange for the sale of Common Stock at any particular price under this 10b5-1 Plan and that the Agent may effect sales as provided in this 10b5-1 Plan in one or more sales and that the average price for executions resulting from bunched orders may be assigned to your account. You further acknowledge that you will be responsible for all brokerage fees and other costs of sale associated with this 10b5-1 Plan, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. In addition, you acknowledge that it may not be possible to sell shares of Common Stock as provided for in this 10b5-1 Plan due to (i) a legal or contractual restriction applicable to you or the Agent, (ii) a market disruption, (iii) a sale effected pursuant to this 10b5-1 Plan that would not comply (or in the reasonable opinion of the Agent’s counsel is likely not to comply) with the Securities Act, (iv) the Company’s determination that sales may not be effected under this 10b5-1 Plan or (v) rules governing order execution priority on the national exchange where the Common Stock may be traded. In the event of the Agent’s inability to sell shares of Common Stock, you will continue to be responsible for the timely payment to the Company or Service Recipient of all Tax-Related Items that are required by Applicable Law to be withheld.
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(iv)    You acknowledge that regardless of any other term or condition of this 10b5-1 Plan, the Agent will not be liable to you for (A) special, indirect, punitive, exemplary, or consequential damages, or incidental losses or damages of any kind, or (B) any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control.
(v)    You hereby agree to execute and deliver to the Agent any other agreements or documents as the Agent reasonably deems necessary or appropriate to carry out the purposes and intent of this 10b5-1 Plan. The Agent is a third-party beneficiary of this Section 4(b) and the terms of this 10b5-1 Plan.
(vi)    You have elected Sell to Cover and to enter into this 10b5-1 Plan, and you acknowledge that you may not change this election at any time in the future. This 10b5-1 Plan shall terminate not later than the date on which the obligation for Tax-Related Items have been satisfied.
(c)    Alternatively, or in addition to or in combination with the Sell to Cover provided for under Section 4(b), you authorize the Company and/or the Service Recipient, at its discretion, to satisfy its withholding obligation for Tax-Related Items by the following means (or by a combination of the following means):
(i)    Requiring you to pay any portion of the Tax-Related Items in cash;
(ii)    Withholding from any compensation otherwise payable to you by the Company or the Service Recipient;
(iii)    Withholding shares of Common Stock otherwise issuable to you in connection with the RSU Award, provided that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Company’s Compensation Committee; and/or
(iv)    any other method determined by the Company and permitted by Applicable Law.
(d)    The Company and/or the Service Recipient may withhold or account for Tax-Related Items by considering statutory withholding amounts or other applicable withholding rates, including minimum and maximum rates applicable in your jurisdiction. In the event of over-withholding, you may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Common Stock) from the Company or the Service Recipient; otherwise, you may be able to seek a refund from the local tax authorities. In the event of under-withholding, you may be required to pay any additional Tax-Related Items directly to the local tax authority. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested Restricted Stock Units, notwithstanding that a number of shares of Common Stock is held back solely for the purpose of paying the Tax-Related Items.
(e)    You agree to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock, or proceeds from the sale of shares of Common Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.
5.    NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, financial and/or legal advisors regarding the tax and legal consequences of this RSU Award before taking any action related to the Plan and, by signing the Grant Notice, you have agreed that you
3

have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) shall be responsible for your own liability that may arise as a result of your participation in the Plan. As a condition to accepting the RSU Award, you hereby agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award.
6.    DATE OF ISSUANCE.
(a)    The issuance of shares in respect of the Restricted Stock Units is intended to comply with U.S. Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the withholding obligations for Tax-Related Items, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under the Plan or any different provisions in the Grant Notice). Each issuance date determined by this section is referred to as an “Original Issuance Date.”
(b)    If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if:
(i)    the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market, and
(ii)    either (1) a withholding obligation does not apply, or (2) the Company and/or Service Recipient decides, prior to the Original Issuance Date, (A) not to satisfy its obligation for Tax-Related Items by withholding shares of Common Stock otherwise issuable to you on the Original Issuance Date under this RSU Award, (B) not to permit you to satisfy your Tax-Related Items pursuant to your Sell to Cover election and (C) not to permit you to pay your Tax-Related Items in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs, or, if and only if permitted in a manner that complies with U.S. Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year following the year in which the shares of Common Stock under this RSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of U.S. Treasury Regulations Section 1.409A-1(d).
(c)    To the extent the RSU Award is a Non-Exempt Award, the provisions of Section 11 of the Plan shall apply.
7.    LEAVE OF ABSENCE.
(a)    During any Company-approved leave of absence (“LOA”), the vesting of the Restricted Stock Units shall be suspended after the leave of absence exceeds a period of ninety (90) days (or such longer period as required by Applicable Law). Vesting of the Restricted Stock Units shall resume upon the termination of your leave of absence and return to service to the Company and/or its Affiliates. The vesting schedule of the Restricted Stock Units shall be extended by the length of the suspension, subject to Applicable Law.
(b)    You will be deemed to remain in Continuous Service during any LOA only through your Expected Return Date (as defined below), unless your Continuous Service is otherwise terminated for any reason prior to the Expected Return Date; provided, however, that if you notify the Company or the Service Recipient prior to the Expected Return Date (and prior to any earlier termination of Continuous Service) that you do not intend to resume employment or other eligible service with the
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Company or an Affiliate on or prior to the Expected Return Date (such notification, a “Notification”, and the date of such Notification, the “Notification Date”), then you will be deemed to remain in Continuous Service during the LOA only through the Notification Date. If you fail to report to work on the Expected Return Date, or if you provide a Notification prior to the Expected Return Date, then, on the Expected Return Date or the earlier Notification Date, as applicable, (i) your Continuous Service will be deemed terminated and (ii) vesting of your RSU Award will cease immediately, in each case except to the extent required by Applicable Law. The first scheduled workday immediately following the Company-approved expiration date of the LOA or, if earlier, the date on which you actually return to employment or other eligible service with the Company or the Service Recipient is the “Expected Return Date”.
(c)    The Board, Committee or the heads of the Company’s legal and human resources departments may make exceptions to the foregoing with respect to LOAs to comply with Applicable Law, in cases where the application of the foregoing would not be in the interests of the Company or any Affiliate, or otherwise to the extent it deems necessary or advisable in its discretion.
(d)    Nothing in the RSU Award Agreement will confer upon you any right to remain in Continuous Service (or any other service) for any duration or to interfere with or otherwise restrict in any way the rights of the Company or any Affiliate to terminate your Continuous Service (or any other service) at any time for any reason, with or without cause.
8.    TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
9.    CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
10.    SEVERABILITY. If any part of the RSU Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the RSU Award Agreement or the Plan not declared to be unlawful or invalid.  Any Section of the RSU Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
11.    WAIVER. You acknowledge that a waiver by the Company of a breach of any provision of the RSU Award Agreement shall not operate or be construed as a waiver of any other provision of the RSU Award Agreement, or of any subsequent breach of the RSU Award Agreement.
12.    EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your RSU Award. Specifically, the Company may in its sole discretion decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
13.    AMENDMENT; IMPOSITION OF OTHER REQUIREMENTS. The RSU Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, the RSU Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending the RSU Award Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent.
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Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of the RSU Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the RSU Award as a result of any change in Applicable Law or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the RSU Award which is then subject to restrictions as provided herein. Further, the Company reserves the right to impose other requirements on your participation in the Plan, on the RSU Award and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
14.    COMPLIANCE WITH SECTION 409A OF THE CODE. This RSU Award is intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in U.S. Treasury Regulation Section 1.409A-1(b)(4) and any ambiguities herein shall be interpreted accordingly. Notwithstanding the foregoing, if it is determined that the RSU Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and determined to be deferred compensation subject to Section 409A of the Code, this RSU Award shall comply with Section 409A to the extent necessary to avoid adverse personal tax consequences and any ambiguities herein shall be interpreted accordingly. If it is determined that the RSU Award is deferred compensation subject to Section 409A and you are a “specified employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (as defined in Section 409A), then the issuance of any shares that would otherwise be made upon the date of your separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2).
15.    CHOICE OF LAW. The interpretation, performance and enforcement of the RSU Award Agreement shall be governed by the laws of the State of Delaware without regard to that state’s conflicts of laws rules. For purposes of any action, lawsuit or other proceeding brought to enforce the RSU Award Agreement, relating to it, or arising from it, the parties hereby submit to the sole and exclusive jurisdiction of the courts of San Mateo County or the federal courts for the United States for the Northern District of California, and no other courts where this grant is made and/or to be performed.
16.    APPENDIX. Notwithstanding any provisions in this Agreement, your RSU Award shall be subject to any additional or different terms and conditions set forth in the Appendix for your country attached hereto. Moreover, if you relocate to one of the countries included in the Appendix, the additional or different terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of the RSU Award Agreement.
17.    OTHER DOCUMENTS.  You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus.  In addition, you acknowledge receipt of the Company’s Trading Policy.
18.    QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable tax consequences, please see the Prospectus.
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ATTACHMENT II
APPENDIX
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the RSU Award granted to you under the Plan if you reside and/or work outside the United States.
If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the Company shall, it its discretion, determine the extent to which the additional terms and conditions contained herein shall be applicable to you.
Notifications
This Appendix also includes information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is provided solely for your convenience and is based on the securities, exchange control, tax, and other laws in effect in the respective countries as of August 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information contained herein as the only source of information relating to the consequences of your participation in the Plan, because the information may be out of date by the time you vest in the RSU Award or sell any shares of Common Stock acquired at vesting of the RSU Award.
In addition, the information contained in this Appendix is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the Applicable Law in your country may apply to your situation.
Finally, you understand that if you are a citizen or resident of a country other than the one in which you are currently residing and/or working, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to you in the same manner.
GENERAL NON-U.S. TERMS AND CONDITIONS
1.    NATURE OF GRANT. By accepting your RSU Award, you acknowledge, understand and agree that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;
(b)    the grant of your RSU Award is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or other equity awards or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
(c)    all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;
(d)    the RSU Award and your participation in the Plan shall not create a right to employment or other service relationship with the Company;
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(e)    you are voluntarily participating in the Plan;
(f)    the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
(g)    the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(h)    unless otherwise agreed with the Company in writing, the RSU Award and the shares of Common Stock subject to the RSU Award, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate;
(i)    the future value of the shares of Common Stock underlying the RSU Award is unknown, indeterminable, and cannot be predicted with certainty;
(j)    neither the Company nor any Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of your RSU Award or of any amounts due to you pursuant to the vesting of your RSU Award or the subsequent sale of any shares of Common Stock received;
(k)    for the purposes of your RSU Award, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any), and unless otherwise expressly provided in the RSU Award Agreement or determined by the Company, your right to vest in the RSU Award under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., your Continuous Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any); the Board shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the RSU Award (including whether you may still be considered to be providing services while on a LOA); and
(l)    no claim or entitlement to compensation or damages shall arise from forfeiture of this RSU Award resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any).
2.DATA PRIVACY.
(a)    You explicitly and unambiguously acknowledge and consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Service Recipient, the Company and its other Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Service Recipient, the Company and its other Affiliates hold certain personal information about you, including, but not limited to, name, home address, email address and telephone number, date of birth, social security number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor (“Data”) for the purpose of implementing, managing and administering your participation in the Plan. You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of your participation in the Plan, that these recipients may be located in
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your country or elsewhere, in particular in the U.S., and that the recipient country may have different data privacy laws providing less protections of your personal data than your country. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired upon the vesting of your RSU Award. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke the consents, your employment or service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing the consents is that the Company would not be able to grant the RSU Award or other equity awards to you or administer or maintain such awards. Therefore, you understand that refusing or withdrawing the consents may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact in writing your local human resources representative.
(b)    Notwithstanding Section 2(a) above, for the purposes of operating the Plan in the European Economic Area / European Union member states, Switzerland, and the United Kingdom, the Company will collect and process information relating to you in accordance with the privacy notice then in effect.
3.    LANGUAGE. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of the RSU Award Agreement. If you have received the RSU Award Agreement, or any other document related to this RSU Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.    INSIDER TRADING RESTRICTIONS/MARKET ABUSE LAWS. You acknowledge that, depending on your country or the Agent’s country, you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect your ability to directly or indirectly accept, acquire, sell or attempt to sell or otherwise dispose of shares of Common Stock or rights to shares of Common Stock, or rights linked to the value of shares of Common Stock, during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before possessing inside information. Furthermore, you may be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Trading Policy, or any other applicable insider trading policy then in effect. You acknowledge that you are responsible for complying with any applicable restrictions and are encouraged to speak with your personal legal advisor for further details regarding any applicable insider-trading and/or market abuse laws in your country.
5.    FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The Applicable Law in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the
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transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.
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AUSTRALIA
Terms and Conditions
AUSTRALIA OFFER DOCUMENT. The Company is pleased to provide you with this offer to participate in the Plan. This offer sets out information regarding the RSU Award to Australian resident Participants. This information is provided by the Company to ensure compliance of the Plan with the Australian Securities and Investments Commission (“ASIC”) Class Order 14/1000 and relevant provisions of the Corporations Act 2001.
In addition to the information set out in the RSU Award Agreement (including this Appendix), you are also being provided with copies of the following documents:
(a)    the Plan;
(b)    the Prospectus; and
(c)    the Employee Information Supplement for Australia.
(collectively, the “Additional Documents”).
The Additional Documents provide further information to help you make an informed investment decision about participating in the Plan. Neither the Plan nor the Prospectus is a prospectus for the purposes of the Corporations Act 2001.
You should not rely upon any oral statements made in relation to this offer. You should rely only upon statements contained in the RSU Award Agreement (including this Appendix) and the Additional Documents when considering participation in the Plan.
Notifications
TAX INFORMATION. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in the Act).
SECURITIES LAW INFORMATION. Investment in shares of Common Stock involves a degree of risk. Eligible employees who elect to participate in the Plan should monitor their participation and consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan as set forth below and in the Additional Documents.
The information herein is general information only. It is not advice or information that takes into account your personal objectives, financial situation and needs. You should consider obtained your own financial product advice from a person who is licensed by ASIC to give such advice.
ADDITIONAL RISK FACTORS FOR AUSTRALIAN RESIDENTS. You should have regard to risk factors relevant to investment in securities generally and, in particular, to the holding of shares. For example, the price at which the Common Stock is quoted on the Nasdaq Global Select Market may increase or decrease due to a number of factors. There is no guarantee that the price of the Common Stock will increase. Factors that may affect the price of the Common Stock include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.
More information about potential factors that could affect the Company’s business and financial results will included in the Company’s Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K. Copies of these reports will be available at www.sec.gov/, on the Company’s website, and upon request to the Company.
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In addition, you should be aware that the Australian dollar value of Common Stock acquired at vesting will be affected by the U.S. dollar/Australian dollar exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.
COMMON STOCK IN A U.S. CORPORATION. Common stock of a U.S. corporation is analogous to ordinary shares of an Australian corporation. Each holder of the Company’s Common Stock is entitled to one vote for every share of Common Stock.
Dividends may be paid on the Common Stock out of any funds of the Company legally available for dividends at the discretion of the Board.
The Common Stock is traded on the Nasdaq Global Select Market in the United States of America under the symbol “FRSH”.
The Common Stock is not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.
ASCERTAINING THE MARKET PRICE OF SHARES. You may ascertain the current market price of the Common Stock as traded on the Nasdaq Global Select Market under the symbol “FRSH” at https://www.nasdaq.com/. The Australian dollar equivalent of that price can be obtained at: http://www.rba.gov.au/statistics/frequency/exchange-rates.html.
This will not be a prediction of what the market price per share of Common Stock will be when the Restricted Stock Units vest or when shares of Common Stock are issued or of the applicable rate on the actual vesting date or the date of share issuance.
EXCHANGE CONTROL INFORMATION. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. You understand that if an Australian bank is assisting with the transaction, the bank will file the report on your behalf. You further understand if there is no Australian bank involved in the transfer, you will have to file the exchange control report.
CANADA
Terms and Conditions
SETTLEMENT OF RSU AWARD. Notwithstanding any terms or conditions of the Plan or the RSU Award Agreement to the contrary, the RSU Award will be settled in shares of Common Stock, not cash.
TERMINATION. The following provisions replace Section 1(k) of this Appendix in its entirety:
for purposes of the RSU Award, your Continuous Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) as of the date that is the earlier of (i) the date your Continuous Service terminates, and (ii) the date on which you receive notice of termination of your Continuous Service. In either case, the date shall exclude any period during which notice, pay in lieu of such notice or related payments or damages are provided or required to be provided under Applicable Law. For greater certainty, you will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, your right to vest in the RSU Award, if any, will terminate effective upon the expiry of the minimum statutory notice period, but you will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will you be entitled to any compensation for lost vesting; and
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The following terms and conditions apply to Participants resident in Quebec:
LANGUAGE. The parties acknowledge that it is their express wish that the RSU Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
DATA PRIVACY. The following provisions supplement Section 2 of this Appendix:
You hereby authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to (i) discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan, and (ii) disclose and discuss any and all information relevant to the Plan with their advisors. You further authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to record such information and to keep such information in your employee file.
Notifications
SECURITIES LAW INFORMATION. You are permitted to sell shares of Common Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Common Stock acquired under the Plan takes place outside Canada through the facilities of the exchange on which the shares of Common Stock are then listed.
FRANCE
Terms and Conditions
LANGUAGE CONSENT. By accepting the RSU Award, you confirm having read and understood the documents related to the RSU Award (the Plan and the RSU Award Agreement) which were provided in the English language. You accept the terms of these documents accordingly.
Consentement à la Langue Utilisée. En acceptant l’attribution de droits sur des actions assujettis à restrictions (RSU Award, l' « Attribution de RSU »), vous confirmez avoir lu et compris les documents relatifs à l’attribution (le Plan et le Contrat d’Attribution de RSU) qui ont été remis en anglais. Vous acceptez les termes de ces documents en connaissance de cause.
Notifications
TAX INFORMATION. The Restricted Stock Units are not intended to qualify for special tax or social security treatment in France.
GERMANY
Notifications
ExCHANGE CONTROL INFORMATION. Cross-border payments in excess of EUR 12,500 must be reported monthly to the German Federal Bank (Bundesbank). If you receive a payment in excess of EUR 12,500 in connection with the sale of shares of Common Stock acquired under the Plan or the receipt of any cash dividends, the report must be filed electronically by the fifth day of the month following the month in which the payment was received. The form of report (Allgemeines Meldeportal Statistik) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.
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INDIA
Notifications
EXCHANGE CONTROL INFORMATION. Indian residents are required to repatriate the proceeds from the sale of shares of Common Stock to India within specified timeframes. You must retain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation. It is your responsibility to comply with these requirements. Neither the Company nor the Service Recipient will be liable for any fines or penalties resulting from your failure to comply with any Applicable Law.
IRELAND
Notifications
DIRECTOR NOTIFICATION OBLIGATION. Directors, shadow directors and secretaries of the Company’s Irish Affiliates are subject to certain notification requirements under the Irish Companies Act. Directors, shadow directors and secretaries must notify the Irish Affiliate in writing if they receive or dispose of an interest in the Company representing more than 1% of the Company’s voting share capital (e.g., RSU Award, shares of Common Stock, etc.), if they become aware of the event giving rise to the notification requirement or if they become a director or secretary if such an interest exists at the time. This disclosure requirement also applies to any rights or shares acquired by the director’s spouse or children (under the age of 18).
NETHERLANDS
There are no country-specific provisions.
SINGAPORE
Terms and Conditions
RESTRICTION ON SALE OF SHARES. The RSU Award is subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and you will not be able to make any subsequent offer to sell or sale of the Common Stock in Singapore, unless such offer or sale is made (i) after six months from the Date of Grant; (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA; or (iii) pursuant to, and in accordance with, the conditions of any applicable provision of the SFA.
Notifications
SECURITIES LAW INFORMATION. The offer of the Plan, the RSU Award, and the issuance of the underlying Common Stock at vesting are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
DIRECTOR NOTIFICATION OBLIGATION. If you are a director, associate director or shadow director of a Singapore Affiliate, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Affiliate in writing when you receive an interest (e.g., RSU Award or shares of Common Stock) in the Company or any Affiliate within two business days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when the shares of Common Stock are sold), or (iii) becoming a director, associate director or shadow director.
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UNITED KINGDOM
Terms and Conditions
SETTLEMENT OF RSU AWARD. Notwithstanding any terms or conditions of the Plan or the RSU Award Agreement to the contrary, the RSU Award will be settled in shares of Common Stock, not cash.
WITHHOLDING OBLIGATIONS. The following provisions supplement Section 4 of the Agreement:
Without limitation to Section 4 of the Agreement, you hereby agree that you are liable for any Tax-Related Items related to your participation in the Plan and hereby covenant to pay such Tax-Related Items as and when requested by the Company or (if different) the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority).  You also hereby agree to indemnify and keep indemnified the Company and (if different) the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.
Notwithstanding the indemnification provision in Section 4 of the Agreement, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company for the amount of any Tax-Related Items as it may be considered to be a loan. In this case, the amount of any income tax due but not collected from or paid by you within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs may constitute an additional benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient the amount of any employee NICs due on this additional benefit, which the Company and/or the Service Recipient may recover at any time by any of the means referred to in Section 4 of the Agreement.
JOINT ELECTION TO TRANSFER EMPLOYER NICS LIABILITY. You agree to accept liability for any secondary Class 1 NICs that may be payable by the Service Recipient in connection the RSU Award and any event giving rise to Tax-Related Items (the “Employer NICs”). You agree that the Employer NICs may be collected by the Company or, if different, the Service Recipient using any of the methods described in Section 4 of the Agreement. Without prejudice to the foregoing, you agree to execute a joint election with the Company or the Service Recipient (a “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to you. You further agree to execute such other elections as may be required by any successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of your Joint Election.
If you do not enter into the Joint Election, if approval of the Joint Election has been withdrawn by HMRC, if the Joint Election is revoked by the Company or Service Recipient (as applicable), or if the Joint Election is jointly revoked by you and the Company or Service Recipient (as applicable), the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any shares of Common Stock or proceeds from the sale of shares to you upon the vesting of the Restricted Stock Units.
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ATTACHMENT III
FRESHWORKS INC.
2021 EQUITY INCENTIVE PLAN
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2021 Equity Incentive Plan
Form of Global RSU Grant Package

FRESHWORKS INC.
RSU AWARD GRANT NOTICE
(2021 EQUITY INCENTIVE PLAN)
Freshworks Inc. (the “Company”) has awarded to you (“Participant”) the number of restricted stock units specified and on the terms set forth below (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein, in the Freshworks Inc. 2021 Equity Incentive Plan (the “Plan”) and in the Global RSU Award Agreement (the “Agreement”), as well as any additional terms and conditions for your country set forth in the attached appendix (the “Appendix”), all of which are incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units:

Vesting Schedule:	[______________________________________________________________]
Notwithstanding the foregoing, vesting shall terminate upon Participant’s termination of Continuous Service.

Issuance Schedule:	Subject to any Capitalization Adjustment, one share of Common Stock will be issued at the time set forth in Section 6 of the Agreement for each restricted stock unit which vests.
Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:
    The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan, the Agreement and the Appendix, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice, the Agreement and the Appendix (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
    You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement or the Prospectus and the terms of the Plan, the terms of the Plan shall control.
    The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to you.
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FRESHWORKS INC.:		PARTICIPANT:

By:
	Signature		Signature
Title:		Date:
Date:
ATTACHMENTS:     Global RSU Award Agreement, Appendix, 2021 Equity Incentive Plan
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ATTACHMENT I
FRESHWORKS INC.
GLOBAL RSU AWARD AGREEMENT
(2021 EQUITY INCENTIVE PLAN)
As reflected by your RSU Award Grant Notice (“Grant Notice”), Freshworks Inc. (the “Company”) has granted you a RSU Award under the Freshworks Inc. 2021 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Global RSU Award Agreement (this “Agreement”), including any additional terms and conditions for your country set forth in the attached appendix hereto (the “Appendix”), and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.
The general terms applicable to your RSU Award are as follows:
1.    GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)    Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;
(b)    Section 9(e) of the Plan regarding the Company’s or an Affiliate’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and
(c)    Section 8 of the Plan regarding the tax consequences of your RSU Award.
Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.
2.    GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice, as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Notwithstanding the foregoing, the Company, in its sole discretion, may settle the RSU Award in cash if necessary or appropriate for legal or administrative reasons subject to Applicable Law. Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.
3.    DIVIDENDS. You shall receive no benefit or adjustment to your RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you.
4.    WITHHOLDING OBLIGATIONS.
(a)    You acknowledge that, regardless of any action taken by the Company or, if different, the Affiliate to which you provide services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable or deemed legally applicable to you
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(“Tax-Related Items”) is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU Award, including, but not limited to, its grant, its vesting, the issuance of shares of Common Stock in its settlement, the subsequent sale of shares of Common Stock and the payment of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the RSU Award or any aspect of the RSU Award to reduce or eliminate your liability for Tax-Related Items. Further, if you become subject to taxation in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)    You authorize the Company and/or the Service Recipient, at its discretion, to satisfy its withholding obligation for Tax-Related Items by the following means (or by a combination of the following means):
(i)    Requiring you to pay any portion of the Tax-Related Items in cash;
(ii)    Withholding from any compensation otherwise payable to you by the Company or the Service Recipient;
(iii)    Withholding shares of Common Stock otherwise issuable to you in connection with the RSU Award, provided that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Company’s Compensation Committee; and/or
(iv)    any other method determined by the Company and permitted by Applicable Law.
(c)    The Company and/or the Service Recipient may withhold or account for Tax-Related Items by considering statutory withholding amounts or other applicable withholding rates, including minimum and maximum rates applicable in your jurisdiction. In the event of over-withholding, you may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Common Stock) from the Company or the Service Recipient; otherwise, you may be able to seek a refund from the local tax authorities. In the event of under-withholding, you may be required to pay any additional Tax-Related Items directly to the local tax authority. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested Restricted Stock Units, notwithstanding that a number of shares of Common Stock is held back solely for the purpose of paying the Tax-Related Items.
(d)    You agree to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock, or proceeds from the sale of shares of Common Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.
5.    NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, financial and/or legal advisors regarding the tax and legal consequences of this RSU Award before taking any action related to the Plan and, by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) shall be responsible for your own liability that may arise as a result of your participation in the Plan. As a condition to accepting the RSU Award, you hereby agree to not make any claim against the
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Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award.
6.    DATE OF ISSUANCE.
(a)    The issuance of shares in respect of the Restricted Stock Units is intended to comply with U.S. Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the withholding obligations for Tax-Related Items, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under the Plan or any different provisions in the Grant Notice). Each issuance date determined by this section is referred to as an “Original Issuance Date.”
(b)    If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if:
(i)    the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”), and
(ii)    either (1) a withholding obligation does not apply, or (2) the Company and/or Service Recipient decides, prior to the Original Issuance Date, (A) not to satisfy its obligation for Tax-Related Items by withholding shares of Common Stock otherwise issuable to you on the Original Issuance Date under this RSU Award, (B) not to permit you to satisfy your Tax-Related Items by entering into a “same date sale” commitment with a broker-dealer (including but not limited to a 10b5-1 Arrangement) and (C) not to permit you to pay your Tax-Related Items in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs, or, if and only if permitted in a manner that complies with U.S. Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year following the year in which the shares of Common Stock under this RSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of U.S. Treasury Regulations Section 1.409A-1(d).
(c)    To the extent the RSU Award is a Non-Exempt Award, the provisions of Section 11 of the Plan shall apply.
7.    LEAVE OF ABSENCE.
(a)    During any Company-approved leave of absence (“LOA”), the vesting of the Restricted Stock Units shall be suspended after the leave of absence exceeds a period of ninety (90) days (or such longer period as required by Applicable Law). Vesting of the Restricted Stock Units shall resume upon the termination of your leave of absence and return to service to the Company and/or its Affiliates. The vesting schedule of the Restricted Stock Units shall be extended by the length of the suspension, subject to Applicable Law.
(b)    You will be deemed to remain in Continuous Service during any LOA only through your Expected Return Date (as defined below), unless your Continuous Service is otherwise terminated for any reason prior to the Expected Return Date; provided, however, that if you notify the Company or the Service Recipient prior to the Expected Return Date (and prior to any earlier termination
3

of Continuous Service) that you do not intend to resume employment or other eligible service with the Company or an Affiliate on or prior to the Expected Return Date (such notification, a “Notification”, and the date of such Notification, the “Notification Date”), then you will be deemed to remain in Continuous Service during the LOA only through the Notification Date. If you fail to report to work on the Expected Return Date, or if you provide a Notification prior to the Expected Return Date, then, on the Expected Return Date or the earlier Notification Date, as applicable, (i) your Continuous Service will be deemed terminated and (ii) vesting of your RSU Award will cease immediately, in each case except to the extent required by Applicable Law. The first scheduled workday immediately following the Company-approved expiration date of the LOA or, if earlier, the date on which you actually return to employment or other eligible service with the Company or the Service Recipient is the “Expected Return Date”.
(c)    The Board, Committee or the heads of the Company’s legal and human resources departments may make exceptions to the foregoing with respect to LOAs to comply with Applicable Law, in cases where the application of the foregoing would not be in the interests of the Company or any Affiliate, or otherwise to the extent it deems necessary or advisable in its discretion.
(d)    Nothing in the RSU Award Agreement will confer upon you any right to remain in Continuous Service (or any other service) for any duration or to interfere with or otherwise restrict in any way the rights of the Company or any Affiliate to terminate your Continuous Service (or any other service) at any time for any reason, with or without cause.
8.    TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
9.    CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
10.    SEVERABILITY. If any part of the RSU Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the RSU Award Agreement or the Plan not declared to be unlawful or invalid.  Any Section of the RSU Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
11.    WAIVER. You acknowledge that a waiver by the Company of a breach of any provision of the RSU Award Agreement shall not operate or be construed as a waiver of any other provision of the RSU Award Agreement, or of any subsequent breach of the RSU Award Agreement.
12.    EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your RSU Award. Specifically, the Company may in its sole discretion decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
13.    AMENDMENT; IMPOSITION OF OTHER REQUIREMENTS. The RSU Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, the RSU Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending the RSU Award Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as
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otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent.
Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of the RSU Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the RSU Award as a result of any change in Applicable Law or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the RSU Award which is then subject to restrictions as provided herein. Further, the Company reserves the right to impose other requirements on your participation in the Plan, on the RSU Award and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
14.    COMPLIANCE WITH SECTION 409A OF THE CODE. This RSU Award is intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in U.S. Treasury Regulation Section 1.409A-1(b)(4) and any ambiguities herein shall be interpreted accordingly. Notwithstanding the foregoing, if it is determined that the RSU Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and determined to be deferred compensation subject to Section 409A of the Code, this RSU Award shall comply with Section 409A to the extent necessary to avoid adverse personal tax consequences and any ambiguities herein shall be interpreted accordingly. If it is determined that the RSU Award is deferred compensation subject to Section 409A and you are a “specified employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (as defined in Section 409A), then the issuance of any shares that would otherwise be made upon the date of your separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2).
15.    CHOICE OF LAW. The interpretation, performance and enforcement of the RSU Award Agreement shall be governed by the laws of the State of Delaware without regard to that state’s conflicts of laws rules. For purposes of any action, lawsuit or other proceeding brought to enforce the RSU Award Agreement, relating to it, or arising from it, the parties hereby submit to the sole and exclusive jurisdiction of the courts of San Mateo County or the federal courts for the United States for the Northern District of California, and no other courts where this grant is made and/or to be performed.
16.    APPENDIX. Notwithstanding any provisions in this Agreement, your RSU Award shall be subject to any additional or different terms and conditions set forth in the Appendix for your country attached hereto. Moreover, if you relocate to one of the countries included in the Appendix, the additional or different terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of the RSU Award Agreement.
17.    OTHER DOCUMENTS.  You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus.  In addition, you acknowledge receipt of the Company’s Trading Policy.
18.    QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable tax consequences, please see the Prospectus.

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ATTACHMENT II
APPENDIX
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the RSU Award granted to you under the Plan if you reside and/or work outside the United States.
If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the Company shall, it its discretion, determine the extent to which the additional terms and conditions contained herein shall be applicable to you.
Notifications
This Appendix also includes information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is provided solely for your convenience and is based on the securities, exchange control, tax, and other laws in effect in the respective countries as of August 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information contained herein as the only source of information relating to the consequences of your participation in the Plan, because the information may be out of date by the time you vest in the RSU Award or sell any shares of Common Stock acquired at vesting of the RSU Award.
In addition, the information contained in this Appendix is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the Applicable Law in your country may apply to your situation.
Finally, you understand that if you are a citizen or resident of a country other than the one in which you are currently residing and/or working, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to you in the same manner.
GENERAL NON-U.S. TERMS AND CONDITIONS
1.    NATURE OF GRANT. By accepting your RSU Award, you acknowledge, understand and agree that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;
(b)    the grant of your RSU Award is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or other equity awards or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
(c)    all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;
(d)    the RSU Award and your participation in the Plan shall not create a right to employment or other service relationship with the Company;
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(e)    you are voluntarily participating in the Plan;
(f)    the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
(g)    the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(h)    unless otherwise agreed with the Company in writing, the RSU Award and the shares of Common Stock subject to the RSU Award, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate;
(i)    the future value of the shares of Common Stock underlying the RSU Award is unknown, indeterminable, and cannot be predicted with certainty;
(j)    neither the Company nor any Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of your RSU Award or of any amounts due to you pursuant to the vesting of your RSU Award or the subsequent sale of any shares of Common Stock received;
(k)    for the purposes of your RSU Award, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any), and unless otherwise expressly provided in the RSU Award Agreement or determined by the Company, your right to vest in the RSU Award under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., your Continuous Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any); the Board shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the RSU Award (including whether you may still be considered to be providing services while on a LOA); and
(l)    no claim or entitlement to compensation or damages shall arise from forfeiture of this RSU Award resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any).
2.    DATA PRIVACY.
(a)    You explicitly and unambiguously acknowledge and consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Service Recipient, the Company and its other Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Service Recipient, the Company and its other Affiliates hold certain personal information about you, including, but not limited to, name, home address, email address and telephone number, date of birth, social security number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor (“Data”) for the purpose of implementing, managing and administering your participation in the Plan. You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of your participation in the Plan, that these recipients may be located in
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your country or elsewhere, in particular in the U.S., and that the recipient country may have different data privacy laws providing less protections of your personal data than your country. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired upon the vesting of your RSU Award. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke the consents, your employment or service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing the consents is that the Company would not be able to grant the RSU Award or other equity awards to you or administer or maintain such awards. Therefore, you understand that refusing or withdrawing the consents may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact in writing your local human resources representative.
(b)    Notwithstanding Section 2(a) above, for the purposes of operating the Plan in the European Economic Area / European Union member states, Switzerland, and the United Kingdom, the Company will collect and process information relating to you in accordance with the privacy notice then in effect.
3.    LANGUAGE. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of the RSU Award Agreement. If you have received the RSU Award Agreement, or any other document related to this RSU Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.    INSIDER TRADING RESTRICTIONS / MARKET ABUSE LAWS. You acknowledge that, depending on your country or the Agent’s country, you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect your ability to directly or indirectly accept, acquire, sell or attempt to sell or otherwise dispose of shares of Common Stock or rights to shares of Common Stock, or rights linked to the value of shares of Common Stock, during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before possessing inside information. Furthermore, you may be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Trading Policy, or any other applicable insider trading policy then in effect. You acknowledge that you are responsible for complying with any applicable restrictions and are encouraged to speak with your personal legal advisor for further details regarding any applicable insider-trading and/or market abuse laws in your country.
5.    FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The Applicable Law in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the
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transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.
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AUSTRALIA
Terms and Conditions
AUSTRALIA OFFER DOCUMENT. The Company is pleased to provide you with this offer to participate in the Plan. This offer sets out information regarding the RSU Award to Australian resident Participants. This information is provided by the Company to ensure compliance of the Plan with the Australian Securities and Investments Commission (“ASIC”) Class Order 14/1000 and relevant provisions of the Corporations Act 2001.
In addition to the information set out in the RSU Award Agreement (including this Appendix), you are also being provided with copies of the following documents:
(d)    the Plan;
(e)    the Prospectus; and
(f)    the Employee Information Supplement for Australia.
(collectively, the “Additional Documents”).
The Additional Documents provide further information to help you make an informed investment decision about participating in the Plan. Neither the Plan nor the Prospectus is a prospectus for the purposes of the Corporations Act 2001.
You should not rely upon any oral statements made in relation to this offer. You should rely only upon statements contained in the RSU Award Agreement (including this Appendix) and the Additional Documents when considering participation in the Plan.
Notifications
TAX INFORMATION. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in the Act).
SECURITIES LAW INFORMATION. Investment in shares of Common Stock involves a degree of risk. Eligible employees who elect to participate in the Plan should monitor their participation and consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan as set forth below and in the Additional Documents.
The information herein is general information only. It is not advice or information that takes into account your personal objectives, financial situation and needs. You should consider obtained your own financial product advice from a person who is licensed by ASIC to give such advice.
ADDITIONAL RISK FACTORS FOR AUSTRALIAN RESIDENTS. You should have regard to risk factors relevant to investment in securities generally and, in particular, to the holding of shares. For example, the price at which the Common Stock is quoted on the Nasdaq Global Select Market may increase or decrease due to a number of factors. There is no guarantee that the price of the Common Stock will increase. Factors that may affect the price of the Common Stock include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.
More information about potential factors that could affect the Company’s business and financial results will included in the Company’s Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K. Copies of these reports will be available at www.sec.gov/, on the Company’s website, and upon request to the Company.
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In addition, you should be aware that the Australian dollar value of Common Stock acquired at vesting will be affected by the U.S. dollar/Australian dollar exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.
COMMON STOCK IN A U.S. CORPORATION. Common stock of a U.S. corporation is analogous to ordinary shares of an Australian corporation. Each holder of the Company’s Common Stock is entitled to one vote for every share of Common Stock.
Dividends may be paid on the Common Stock out of any funds of the Company legally available for dividends at the discretion of the Board.
The Common Stock is traded on the Nasdaq Global Select Market in the United States of America under the symbol “FRSH”.
The Common Stock is not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.
ASCERTAINING THE MARKET PRICE OF SHARES. You may ascertain the current market price of the Common Stock as traded on the Nasdaq Global Select Market under the symbol “FRSH” at https://www.nasdaq.com/. The Australian dollar equivalent of that price can be obtained at: http://www.rba.gov.au/statistics/frequency/exchange-rates.html.
This will not be a prediction of what the market price per share of Common Stock will be when the Restricted Stock Units vest or when shares of Common Stock are issued or of the applicable rate on the actual vesting date or the date of share issuance.
EXCHANGE CONTROL INFORMATION. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. You understand that if an Australian bank is assisting with the transaction, the bank will file the report on your behalf. You further understand if there is no Australian bank involved in the transfer, you will have to file the exchange control report.
CANADA
Terms and Conditions
SETTLEMENT OF RSU AWARD. Notwithstanding any terms or conditions of the Plan or the RSU Award Agreement to the contrary, the RSU Award will be settled in shares of Common Stock, not cash.
TERMINATION. The following provisions replace Section 1(k) of this Appendix in its entirety:
for purposes of the RSU Award, your Continuous Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) as of the date that is the earlier of (i) the date your Continuous Service terminates, and (ii) the date on which you receive notice of termination of your Continuous Service. In either case, the date shall exclude any period during which notice, pay in lieu of such notice or related payments or damages are provided or required to be provided under Applicable Law. For greater certainty, you will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, your right to vest in the RSU Award, if any, will terminate effective upon the expiry of the minimum statutory notice period, but you will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will you be entitled to any compensation for lost vesting; and
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The following terms and conditions apply to Participants resident in Quebec:
LANGUAGE. The parties acknowledge that it is their express wish that the RSU Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
DATA PRIVACY. The following provisions supplement Section 2 of this Appendix:
You hereby authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to (i) discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan, and (ii) disclose and discuss any and all information relevant to the Plan with their advisors. You further authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to record such information and to keep such information in your employee file.
Notifications
SECURITIES LAW INFORMATION. You are permitted to sell shares of Common Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Common Stock acquired under the Plan takes place outside Canada through the facilities of the exchange on which the shares of Common Stock are then listed.
FRANCE
Terms and Conditions
LANGUAGE CONSENT. By accepting the RSU Award, you confirm having read and understood the documents related to the RSU Award (the Plan and the RSU Award Agreement) which were provided in the English language. You accept the terms of these documents accordingly.
Consentement à la Langue Utilisée. En acceptant l’attribution de droits sur des actions assujettis à restrictions (RSU Award, l' « Attribution de RSU »), vous confirmez avoir lu et compris les documents relatifs à l’attribution (le Plan et le Contrat d’Attribution de RSU) qui ont été remis en anglais. Vous acceptez les termes de ces documents en connaissance de cause.
Notifications
TAX INFORMATION. The Restricted Stock Units are not intended to qualify for special tax or social security treatment in France.
GERMANY
Notifications
EXCHANGE CONTROL INFORMATION. Cross-border payments in excess of EUR 12,500 must be reported monthly to the German Federal Bank (Bundesbank). If you receive a payment in excess of EUR 12,500 in connection with the sale of shares of Common Stock acquired under the Plan or the receipt of any cash dividends, the report must be filed electronically by the fifth day of the month following the month in which the payment was received. The form of report (Allgemeines Meldeportal Statistik) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.
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INDIA
Notifications
EXCHANGE CONTROL INFORMATION. Indian residents are required to repatriate the proceeds from the sale of shares of Common Stock to India within specified timeframes. You must retain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation. It is your responsibility to comply with these requirements. Neither the Company nor the Service Recipient will be liable for any fines or penalties resulting from your failure to comply with any Applicable Law.
IRELAND
Notifications
DIRECTOR NOTIFICATION OBLIGATION. Directors, shadow directors and secretaries of the Company’s Irish Affiliates are subject to certain notification requirements under the Irish Companies Act. Directors, shadow directors and secretaries must notify the Irish Affiliate in writing if they receive or dispose of an interest in the Company representing more than 1% of the Company’s voting share capital (e.g., RSU Award, shares of Common Stock, etc.), if they become aware of the event giving rise to the notification requirement or if they become a director or secretary if such an interest exists at the time. This disclosure requirement also applies to any rights or shares acquired by the director’s spouse or children (under the age of 18).
NETHERLANDS
There are no country-specific provisions.
SINGAPORE
Terms and Conditions
RESTRICTION ON SALE OF SHARES. The RSU Award is subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and you will not be able to make any subsequent offer to sell or sale of the Common Stock in Singapore, unless such offer or sale is made (i) after six months from the Date of Grant; (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA; or (iii) pursuant to, and in accordance with, the conditions of any applicable provision of the SFA.
Notifications
SECURITIES LAW INFORMATION. The offer of the Plan, the RSU Award, and the issuance of the underlying Common Stock at vesting are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
DIRECTOR NOTIFICATION OBLIGATION. If you are a director, associate director or shadow director of a Singapore Affiliate, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Affiliate in writing when you receive an interest (e.g., RSU Award or shares of Common Stock) in the Company or any Affiliate within two business days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when the shares of Common Stock are sold), or (iii) becoming a director, associate director or shadow director.
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UNITED KINGDOM
Terms and Conditions
SETTLEMENT OF RSU AWARD. Notwithstanding any terms or conditions of the Plan or the RSU Award Agreement to the contrary, the RSU Award will be settled in shares of Common Stock, not cash.
WITHHOLDING OBLIGATIONS. The following provisions supplement Section 4 of the Agreement:
Without limitation to Section 4 of the Agreement, you hereby agree that you are liable for any Tax-Related Items related to your participation in the Plan and hereby covenant to pay such Tax-Related Items as and when requested by the Company or (if different) the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority).  You also hereby agree to indemnify and keep indemnified the Company and (if different) the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.
Notwithstanding the indemnification provision in Section 4 of the Agreement, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company for the amount of any Tax-Related Items as it may be considered to be a loan. In this case, the amount of any income tax due but not collected from or paid by you within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs may constitute an additional benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient the amount of any employee NICs due on this additional benefit, which the Company and/or the Service Recipient may recover at any time by any of the means referred to in Section 4 of the Agreement.
JOINT ELECTION TO TRANSFER EMPLOYER NICS LIABILITY. You agree to accept liability for any secondary Class 1 NICs that may be payable by the Service Recipient in connection the RSU Award and any event giving rise to Tax-Related Items (the “Employer NICs”). You agree that the Employer NICs may be collected by the Company or, if different, the Service Recipient using any of the methods described in Section 4 of the Agreement. Without prejudice to the foregoing, you agree to execute a joint election with the Company or the Service Recipient (a “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to you. You further agree to execute such other elections as may be required by any successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of your Joint Election.
If you do not enter into the Joint Election, if approval of the Joint Election has been withdrawn by HMRC, if the Joint Election is revoked by the Company or Service Recipient (as applicable), or if the Joint Election is jointly revoked by you and the Company or Service Recipient (as applicable), the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any shares of Common Stock or proceeds from the sale of shares to you upon the vesting of the Restricted Stock Units.
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ATTACHMENT III
Freshworks Inc.
2021 Equity Incentive Plan
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2021 Equity Incentive Plan
Form of Global PRSU Grant Package
FRESHWORKS INC.
RSU AWARD GRANT NOTICE
(2021 EQUITY INCENTIVE PLAN)
Freshworks Inc. (the “Company”) has awarded to you (“Participant”) the number of restricted stock units specified and on the terms set forth below (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein, in the Freshworks Inc. 2021 Equity Incentive Plan (the “Plan”) and in the Global RSU Award Agreement (the “Agreement”), as well as any additional terms and conditions for your country set forth in the attached appendix (the “Appendix”), all of which are incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units:

Vesting Schedule:	[Insert performance-based vesting conditions here, or a reference to a separate schedule of performance-based vesting conditions if necessary].

Issuance Schedule:	Subject to any Capitalization Adjustment, one share of Common Stock will be issued at the time set forth in Section 6 of the Agreement for each restricted stock unit which vests.

Mandatory Sale to Cover Withholding Taxes:
By accepting this RSU Award, to the extent applicable and as permitted under the Plan and Applicable Law, Participant agrees to satisfy Tax-Related Items through the sale of a number of the shares subject to the RSU Award as determined in accordance with the procedures specified in Section 4(b) of the Agreement (“Sell to Cover”). If permitted by Applicable Law, the Company or, if different, the Affiliate to which you provide services, is authorized and directed by Participant to withhold from the cash proceeds of this sale and remit directly to the appropriate tax authorities an amount equal to the taxes required to be withheld. The mandatory Sell to Cover is imposed by the Company on Participant in connection with the receipt of the RSU Award, and it is intended to comply with the requirements of Rule 10b5-1(c)(1)(i) under the Exchange Act and be interpreted to meet the requirements of Rule 10b5-1(c).

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:
    The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan, the Agreement and the Appendix, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice, the Agreement and the Appendix (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
    You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement or the Prospectus and the terms of the Plan, the terms of the Plan shall control.
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    The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to you.

FRESHWORK INC.:		PARTICIPANT:

By:
	Signature		Signature
Title:		Date:
Date:
ATTACHMENTS:     Global RSU Award Agreement, Appendix, 2021 Equity Incentive Plan
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ATTACHMENT I
Freshworks Inc.
global RSU Award Agreement
(2021 Equity Incentive Plan)
As reflected by your RSU Award Grant Notice (“Grant Notice”), Freshworks Inc. (the “Company”) has granted you a RSU Award under the Freshworks Inc. 2021 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Global RSU Award Agreement (this “Agreement”), including any additional terms and conditions for your country set forth in the attached appendix hereto (the “Appendix”), and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.
The general terms applicable to your RSU Award are as follows:
1.    GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)    Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;
(b)    Section 9(e) of the Plan regarding the Company’s or an Affiliate’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and
(c)    Section 8 of the Plan regarding the tax consequences of your RSU Award.
Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.
2.    GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice, as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Notwithstanding the foregoing, the Company, in its sole discretion, may settle the RSU Award in cash if necessary or appropriate for legal or administrative reasons subject to Applicable Law. Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.
3.    DIVIDENDS. You shall receive no benefit or adjustment to your RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you.
4.    WITHHOLDING OBLIGATIONS.
(a)    You acknowledge that, regardless of any action taken by the Company or, if different, the Affiliate to which you provide services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable or deemed legally applicable to you
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(“Tax-Related Items”) is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU Award, including, but not limited to, its grant, its vesting, the issuance of shares of Common Stock in its settlement, the subsequent sale of shares of Common Stock and the payment of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the RSU Award or any aspect of the RSU Award to reduce or eliminate your liability for Tax-Related Items. Further, if you become subject to taxation in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)    Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangement satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. To that end, by accepting your RSU Award as set forth in the Grant Notice, you hereby (i) acknowledge and agree that you have elected Sell to Cover, to the extent applicable and permitted by Applicable Law, to satisfy all Tax-Related Items pursuant to this Section 4(b), and (ii) further acknowledge and agree to the following provisions:
(i)    You hereby irrevocably appoint E*TRADE, or such other registered broker-dealer that is a member of the Financial Industry Regulatory Authority as the Company may select, as your agent (the “Agent”), and you authorize and direct the Agent to sell on the open market at the then prevailing market price(s), on your behalf, as soon as practicable on or after the date on which the shares of Common Stock are delivered to you pursuant to Section 6 hereof in connection with the vesting of the Restricted Stock Units, the number (rounded up to the next whole number) of shares of Common Stock sufficient to generate proceeds to cover (A) the satisfaction of Tax-Related Items arising from the vesting of those Restricted Stock Units and the related issuance of shares of Common Stock to you, and (B) all applicable fees and commissions due to, or required to be collected by, the Agent with respect thereto.
(ii)    You acknowledge that your Sell to Cover election and the corresponding authorization and instruction to the Agent set forth in this Section 4(b) to sell Common Stock to satisfy the Tax-Related Items is intended to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act and to be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act (your Sell to Cover election and the provisions of this Section 4(b), collectively, the “10b5-1 Plan”). You acknowledge that by accepting your RSU Award as set forth in the Grant Notice, you are adopting the 10b5-1 Plan to permit you to satisfy the Tax-Related Items. You hereby authorize the Company and the Agent to cooperate and communicate with one another to determine the number of shares of Common Stock that must be sold pursuant to Section 4(b)(i) to satisfy your obligations hereunder.
(iii)    You acknowledge that the Agent is under no obligation to arrange for the sale of Common Stock at any particular price under this 10b5-1 Plan and that the Agent may effect sales as provided in this 10b5-1 Plan in one or more sales and that the average price for executions resulting from bunched orders may be assigned to your account. You further acknowledge that you will be responsible for all brokerage fees and other costs of sale associated with this 10b5-1 Plan, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. In addition, you acknowledge that it may not be possible to sell shares of Common Stock as provided for in this 10b5-1 Plan due to (i) a legal or contractual restriction applicable to you or the Agent, (ii) a market disruption, (iii) a sale effected pursuant to this 10b5-1 Plan that would not comply (or in the reasonable opinion of the Agent’s counsel is likely not to comply) with the Securities Act, (iv) the Company’s determination that sales may not be effected under this 10b5-1 Plan or (v) rules governing order execution priority on the national exchange where the Common Stock may be traded. In the event of the Agent’s inability to sell shares of Common Stock, you will continue to be responsible for the timely payment to the Company or Service Recipient of all Tax-Related Items that are required by Applicable Law to be withheld.
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(iv)    You acknowledge that regardless of any other term or condition of this 10b5-1 Plan, the Agent will not be liable to you for (A) special, indirect, punitive, exemplary, or consequential damages, or incidental losses or damages of any kind, or (B) any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control.
(v)    You hereby agree to execute and deliver to the Agent any other agreements or documents as the Agent reasonably deems necessary or appropriate to carry out the purposes and intent of this 10b5-1 Plan. The Agent is a third-party beneficiary of this Section 4(b) and the terms of this 10b5-1 Plan.
(vi)    You have elected Sell to Cover and to enter into this 10b5-1 Plan, and you acknowledge that you may not change this election at any time in the future. This 10b5-1 Plan shall terminate not later than the date on which the obligation for Tax-Related Items have been satisfied.
(c)    Alternatively, or in addition to or in combination with the Sell to Cover provided for under Section 4(b), you authorize the Company and/or the Service Recipient, at its discretion, to satisfy its withholding obligation for Tax-Related Items by the following means (or by a combination of the following means):
(i)    Requiring you to pay any portion of the Tax-Related Items in cash;
(ii)    Withholding from any compensation otherwise payable to you by the Company or the Service Recipient;
(iii)    Withholding shares of Common Stock otherwise issuable to you in connection with the RSU Award, provided that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Company’s Compensation Committee; and/or
(iv)    any other method determined by the Company and permitted by Applicable Law.
(d)    The Company and/or the Service Recipient may withhold or account for Tax-Related Items by considering statutory withholding amounts or other applicable withholding rates, including minimum and maximum rates applicable in your jurisdiction. In the event of over-withholding, you may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Common Stock) from the Company or the Service Recipient; otherwise, you may be able to seek a refund from the local tax authorities. In the event of under-withholding, you may be required to pay any additional Tax-Related Items directly to the local tax authority. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested Restricted Stock Units, notwithstanding that a number of shares of Common Stock is held back solely for the purpose of paying the Tax-Related Items.
(e)    You agree to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock, or proceeds from the sale of shares of Common Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.
5.    NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, financial and/or legal advisors regarding the tax and legal consequences of this RSU Award before taking any action related to the Plan and, by signing the Grant Notice, you have agreed that you
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have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) shall be responsible for your own liability that may arise as a result of your participation in the Plan. As a condition to accepting the RSU Award, you hereby agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award.
6.    DATE OF ISSUANCE.
(a)    The issuance of shares in respect of the Restricted Stock Units is intended to comply with U.S. Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the withholding obligations for Tax-Related Items, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under the Plan or any different provisions in the Grant Notice). Each issuance date determined by this section is referred to as an “Original Issuance Date.”
(b)    If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if:
(i)    the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market, and
(ii)    either (1) a withholding obligation does not apply, or (2) the Company and/or Service Recipient decides, prior to the Original Issuance Date, (A) not to satisfy its obligation for Tax-Related Items by withholding shares of Common Stock otherwise issuable to you on the Original Issuance Date under this RSU Award, (B) not to permit you to satisfy your Tax-Related Items pursuant to your Sell to Cover election and (C) not to permit you to pay your Tax-Related Items in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs, or, if and only if permitted in a manner that complies with U.S. Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year following the year in which the shares of Common Stock under this RSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of U.S. Treasury Regulations Section 1.409A-1(d).
(c)    To the extent the RSU Award is a Non-Exempt Award, the provisions of Section 11 of the Plan shall apply.
7.    LEAVE OF ABSENCE.
(a)    During any Company-approved leave of absence (“LOA”), the vesting of the Restricted Stock Units shall be suspended after the leave of absence exceeds a period of ninety (90) days (or such longer period as required by Applicable Law). Vesting of the Restricted Stock Units shall resume upon the termination of your leave of absence and return to service to the Company and/or its Affiliates. The vesting schedule of the Restricted Stock Units shall be extended by the length of the suspension, subject to Applicable Law.
(b)    You will be deemed to remain in Continuous Service during any LOA only through your Expected Return Date (as defined below), unless your Continuous Service is otherwise terminated for any reason prior to the Expected Return Date; provided, however, that if you notify the Company or the Service Recipient prior to the Expected Return Date (and prior to any earlier termination of Continuous Service) that you do not intend to resume employment or other eligible service with the
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Company or an Affiliate on or prior to the Expected Return Date (such notification, a “Notification”, and the date of such Notification, the “Notification Date”), then you will be deemed to remain in Continuous Service during the LOA only through the Notification Date. If you fail to report to work on the Expected Return Date, or if you provide a Notification prior to the Expected Return Date, then, on the Expected Return Date or the earlier Notification Date, as applicable, (i) your Continuous Service will be deemed terminated and (ii) vesting of your RSU Award will cease immediately, in each case except to the extent required by Applicable Law. The first scheduled workday immediately following the Company-approved expiration date of the LOA or, if earlier, the date on which you actually return to employment or other eligible service with the Company or the Service Recipient is the “Expected Return Date”.
(c)    The Board, Committee or the heads of the Company’s legal and human resources departments may make exceptions to the foregoing with respect to LOAs to comply with Applicable Law, in cases where the application of the foregoing would not be in the interests of the Company or any Affiliate, or otherwise to the extent it deems necessary or advisable in its discretion.
(d)    Nothing in the RSU Award Agreement will confer upon you any right to remain in Continuous Service (or any other service) for any duration or to interfere with or otherwise restrict in any way the rights of the Company or any Affiliate to terminate your Continuous Service (or any other service) at any time for any reason, with or without cause.
8.    TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
9.    CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
10.    SEVERABILITY. If any part of the RSU Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the RSU Award Agreement or the Plan not declared to be unlawful or invalid.  Any Section of the RSU Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
11.    WAIVER. You acknowledge that a waiver by the Company of a breach of any provision of the RSU Award Agreement shall not operate or be construed as a waiver of any other provision of the RSU Award Agreement, or of any subsequent breach of the RSU Award Agreement.
12.    EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your RSU Award. Specifically, the Company may in its sole discretion decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
13.    AMENDMENT; IMPOSITION OF OTHER REQUIREMENTS. The RSU Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, the RSU Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending the RSU Award Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent.
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Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of the RSU Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the RSU Award as a result of any change in Applicable Law or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the RSU Award which is then subject to restrictions as provided herein. Further, the Company reserves the right to impose other requirements on your participation in the Plan, on the RSU Award and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
14.    COMPLIANCE WITH SECTION 409A OF THE CODE. This RSU Award is intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in U.S. Treasury Regulation Section 1.409A-1(b)(4) and any ambiguities herein shall be interpreted accordingly. Notwithstanding the foregoing, if it is determined that the RSU Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and determined to be deferred compensation subject to Section 409A of the Code, this RSU Award shall comply with Section 409A to the extent necessary to avoid adverse personal tax consequences and any ambiguities herein shall be interpreted accordingly. If it is determined that the RSU Award is deferred compensation subject to Section 409A and you are a “specified employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (as defined in Section 409A), then the issuance of any shares that would otherwise be made upon the date of your separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2).
15.    CHOICE OF LAW. The interpretation, performance and enforcement of the RSU Award Agreement shall be governed by the laws of the State of Delaware without regard to that state’s conflicts of laws rules. For purposes of any action, lawsuit or other proceeding brought to enforce the RSU Award Agreement, relating to it, or arising from it, the parties hereby submit to the sole and exclusive jurisdiction of the courts of San Mateo County or the federal courts for the United States for the Northern District of California, and no other courts where this grant is made and/or to be performed.
16.    APPENDIX. Notwithstanding any provisions in this Agreement, your RSU Award shall be subject to any additional or different terms and conditions set forth in the Appendix for your country attached hereto. Moreover, if you relocate to one of the countries included in the Appendix, the additional or different terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of the RSU Award Agreement.
17.    OTHER DOCUMENTS.  You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus.  In addition, you acknowledge receipt of the Company’s Trading Policy.
18.    QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable tax consequences, please see the Prospectus.
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ATTACHMENT II
APPENDIX
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the RSU Award granted to you under the Plan if you reside and/or work outside the United States.
If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the Company shall, it its discretion, determine the extent to which the additional terms and conditions contained herein shall be applicable to you.
Notifications
This Appendix also includes information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is provided solely for your convenience and is based on the securities, exchange control, tax, and other laws in effect in the respective countries as of August 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information contained herein as the only source of information relating to the consequences of your participation in the Plan, because the information may be out of date by the time you vest in the RSU Award or sell any shares of Common Stock acquired at vesting of the RSU Award.
In addition, the information contained in this Appendix is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the Applicable Law in your country may apply to your situation.
Finally, you understand that if you are a citizen or resident of a country other than the one in which you are currently residing and/or working, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to you in the same manner.
GENERAL NON-U.S. TERMS AND CONDITIONS
1.    NATURE OF GRANT. By accepting your RSU Award, you acknowledge, understand and agree that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;
(b)    the grant of your RSU Award is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or other equity awards or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
(c)    all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;
(d)    the RSU Award and your participation in the Plan shall not create a right to employment or other service relationship with the Company;
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(e)    you are voluntarily participating in the Plan;
(f)    the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
(g)    the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(h)    unless otherwise agreed with the Company in writing, the RSU Award and the shares of Common Stock subject to the RSU Award, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate;
(i)    the future value of the shares of Common Stock underlying the RSU Award is unknown, indeterminable, and cannot be predicted with certainty;
(j)    neither the Company nor any Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of your RSU Award or of any amounts due to you pursuant to the vesting of your RSU Award or the subsequent sale of any shares of Common Stock received;
(k)    for the purposes of your RSU Award, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any), and unless otherwise expressly provided in the RSU Award Agreement or determined by the Company, your right to vest in the RSU Award under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., your Continuous Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any); the Board shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the RSU Award (including whether you may still be considered to be providing services while on a LOA); and
(l)    no claim or entitlement to compensation or damages shall arise from forfeiture of this RSU Award resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any).
2.    DATA PRIVACY.
(a)    You explicitly and unambiguously acknowledge and consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Service Recipient, the Company and its other Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Service Recipient, the Company and its other Affiliates hold certain personal information about you, including, but not limited to, name, home address, email address and telephone number, date of birth, social security number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor (“Data”) for the purpose of implementing, managing and administering your participation in the Plan. You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of your participation in the Plan, that these recipients may be located in
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your country or elsewhere, in particular in the U.S., and that the recipient country may have different data privacy laws providing less protections of your personal data than your country. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired upon the vesting of your RSU Award. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke the consents, your employment or service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing the consents is that the Company would not be able to grant the RSU Award or other equity awards to you or administer or maintain such awards. Therefore, you understand that refusing or withdrawing the consents may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact in writing your local human resources representative.
(b)    Notwithstanding Section 2(a) above, for the purposes of operating the Plan in the European Economic Area / European Union member states, Switzerland, and the United Kingdom, the Company will collect and process information relating to you in accordance with the privacy notice then in effect.
3.    LANGUAGE. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of the RSU Award Agreement. If you have received the RSU Award Agreement, or any other document related to this RSU Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.    INSIDER TRADING RESTRICTIONS / MARKET ABUSE LAWS. You acknowledge that, depending on your country or the Agent’s country, you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect your ability to directly or indirectly accept, acquire, sell or attempt to sell or otherwise dispose of shares of Common Stock or rights to shares of Common Stock, or rights linked to the value of shares of Common Stock, during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before possessing inside information. Furthermore, you may be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Trading Policy, or any other applicable insider trading policy then in effect. You acknowledge that you are responsible for complying with any applicable restrictions and are encouraged to speak with your personal legal advisor for further details regarding any applicable insider-trading and/or market abuse laws in your country.
5.    FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The Applicable Law in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the
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transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.
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AUSTRALIA
Terms and Conditions
AUSTRALIA OFFER DOCUMENT. The Company is pleased to provide you with this offer to participate in the Plan. This offer sets out information regarding the RSU Award to Australian resident Participants. This information is provided by the Company to ensure compliance of the Plan with the Australian Securities and Investments Commission (“ASIC”) Class Order 14/1000 and relevant provisions of the Corporations Act 2001.
In addition to the information set out in the RSU Award Agreement (including this Appendix), you are also being provided with copies of the following documents:
(g)    the Plan;
(h)    the Prospectus; and
(i)    the Employee Information Supplement for Australia.
(collectively, the “Additional Documents”).
The Additional Documents provide further information to help you make an informed investment decision about participating in the Plan. Neither the Plan nor the Prospectus is a prospectus for the purposes of the Corporations Act 2001.
You should not rely upon any oral statements made in relation to this offer. You should rely only upon statements contained in the RSU Award Agreement (including this Appendix) and the Additional Documents when considering participation in the Plan.
Notifications
TAX INFORMATION. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in the Act).
SECURITIES LAW INFORMATION. Investment in shares of Common Stock involves a degree of risk. Eligible employees who elect to participate in the Plan should monitor their participation and consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan as set forth below and in the Additional Documents.
The information herein is general information only. It is not advice or information that takes into account your personal objectives, financial situation and needs. You should consider obtained your own financial product advice from a person who is licensed by ASIC to give such advice.
ADDITIONAL RISK FACTORS FOR AUSTRALIAN RESIDENTS. You should have regard to risk factors relevant to investment in securities generally and, in particular, to the holding of shares. For example, the price at which the Common Stock is quoted on the Nasdaq Global Select Market may increase or decrease due to a number of factors. There is no guarantee that the price of the Common Stock will increase. Factors that may affect the price of the Common Stock include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.
More information about potential factors that could affect the Company’s business and financial results will included in the Company’s Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K. Copies of these reports will be available at www.sec.gov/, on the Company’s website, and upon request to the Company.
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In addition, you should be aware that the Australian dollar value of Common Stock acquired at vesting will be affected by the U.S. dollar/Australian dollar exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.
COMMON STOCK IN A U.S. CORPORATION. Common stock of a U.S. corporation is analogous to ordinary shares of an Australian corporation. Each holder of the Company’s Common Stock is entitled to one vote for every share of Common Stock.
Dividends may be paid on the Common Stock out of any funds of the Company legally available for dividends at the discretion of the Board.
The Common Stock is traded on the Nasdaq Global Select Market in the United States of America under the symbol “FRSH”.
The Common Stock is not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.
ASCERTAINING THE MARKET PRICE OF SHARES. You may ascertain the current market price of the Common Stock as traded on the Nasdaq Global Select Market under the symbol “FRSH” at https://www.nasdaq.com/. The Australian dollar equivalent of that price can be obtained at: http://www.rba.gov.au/statistics/frequency/exchange-rates.html.
This will not be a prediction of what the market price per share of Common Stock will be when the Restricted Stock Units vest or when shares of Common Stock are issued or of the applicable rate on the actual vesting date or the date of share issuance.
EXCHANGE CONTROL INFORMATION. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. You understand that if an Australian bank is assisting with the transaction, the bank will file the report on your behalf. You further understand if there is no Australian bank involved in the transfer, you will have to file the exchange control report.
CANADA
Terms and Conditions
SETTLEMENT OF RSU AWARD. Notwithstanding any terms or conditions of the Plan or the RSU Award Agreement to the contrary, the RSU Award will be settled in shares of Common Stock, not cash.
TERMINATION. The following provisions replace Section 1(k) of this Appendix in its entirety:
for purposes of the RSU Award, your Continuous Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) as of the date that is the earlier of (i) the date your Continuous Service terminates, and (ii) the date on which you receive notice of termination of your Continuous Service. In either case, the date shall exclude any period during which notice, pay in lieu of such notice or related payments or damages are provided or required to be provided under Applicable Law. For greater certainty, you will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, your right to vest in the RSU Award, if any, will terminate effective upon the expiry of the minimum statutory notice period, but you will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will you be entitled to any compensation for lost vesting; and
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The following terms and conditions apply to Participants resident in Quebec:
LANGUAGE. The parties acknowledge that it is their express wish that the RSU Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
DATA PRIVACY. The following provisions supplement Section 2 of this Appendix:
You hereby authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to (i) discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan, and (ii) disclose and discuss any and all information relevant to the Plan with their advisors. You further authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to record such information and to keep such information in your employee file.
Notifications
SECURITIES LAW INFORMATION. You are permitted to sell shares of Common Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Common Stock acquired under the Plan takes place outside Canada through the facilities of the exchange on which the shares of Common Stock are then listed.
FRANCE
Terms and Conditions
LANGUAGE CONSENT. By accepting the RSU Award, you confirm having read and understood the documents related to the RSU Award (the Plan and the RSU Award Agreement) which were provided in the English language. You accept the terms of these documents accordingly.
Consentement à la Langue Utilisée. En acceptant l’attribution de droits sur des actions assujettis à restrictions (RSU Award, l' « Attribution de RSU »), vous confirmez avoir lu et compris les documents relatifs à l’attribution (le Plan et le Contrat d’Attribution de RSU) qui ont été remis en anglais. Vous acceptez les termes de ces documents en connaissance de cause.
Notifications
TAX INFORMATION. The Restricted Stock Units are not intended to qualify for special tax or social security treatment in France.
GERMANY
Notifications
EXCHANGE CONTROL INFORMATION. Cross-border payments in excess of EUR 12,500 must be reported monthly to the German Federal Bank (Bundesbank). If you receive a payment in excess of EUR 12,500 in connection with the sale of shares of Common Stock acquired under the Plan or the receipt of any cash dividends, the report must be filed electronically by the fifth day of the month following the month in which the payment was received. The form of report (Allgemeines Meldeportal Statistik) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.
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INDIA
Notifications
EXCHANGE CONTROL INFORMATION. Indian residents are required to repatriate the proceeds from the sale of shares of Common Stock to India within specified timeframes. You must retain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation. It is your responsibility to comply with these requirements. Neither the Company nor the Service Recipient will be liable for any fines or penalties resulting from your failure to comply with any Applicable Law.
IRELAND
Notifications
DIRECTOR NOTIFICATION OBLIGATION. Directors, shadow directors and secretaries of the Company’s Irish Affiliates are subject to certain notification requirements under the Irish Companies Act. Directors, shadow directors and secretaries must notify the Irish Affiliate in writing if they receive or dispose of an interest in the Company representing more than 1% of the Company’s voting share capital (e.g., RSU Award, shares of Common Stock, etc.), if they become aware of the event giving rise to the notification requirement or if they become a director or secretary if such an interest exists at the time. This disclosure requirement also applies to any rights or shares acquired by the director’s spouse or children (under the age of 18).
NETHERLANDS
There are no country-specific provisions.
SINGAPORE
Terms and Conditions
RESTRICTION ON SALE OF SHARES. The RSU Award is subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and you will not be able to make any subsequent offer to sell or sale of the Common Stock in Singapore, unless such offer or sale is made (i) after six months from the Date of Grant; (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA; or (iii) pursuant to, and in accordance with, the conditions of any applicable provision of the SFA.
Notifications
SECURITIES LAW INFORMATION. The offer of the Plan, the RSU Award, and the issuance of the underlying Common Stock at vesting are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
DIRECTOR NOTIFICATION OBLIGATION. If you are a director, associate director or shadow director of a Singapore Affiliate, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Affiliate in writing when you receive an interest (e.g., RSU Award or shares of Common Stock) in the Company or any Affiliate within two business days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when the shares of Common Stock are sold), or (iii) becoming a director, associate director or shadow director.
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UNITED KINGDOM
Terms and Conditions
SETTLEMENT OF RSU AWARD. Notwithstanding any terms or conditions of the Plan or the RSU Award Agreement to the contrary, the RSU Award will be settled in shares of Common Stock, not cash.
WITHHOLDING OBLIGATIONS. The following provisions supplement Section 4 of the Agreement:
Without limitation to Section 4 of the Agreement, you hereby agree that you are liable for any Tax-Related Items related to your participation in the Plan and hereby covenant to pay such Tax-Related Items as and when requested by the Company or (if different) the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority).  You also hereby agree to indemnify and keep indemnified the Company and (if different) the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.
Notwithstanding the indemnification provision in Section 4 of the Agreement, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company for the amount of any Tax-Related Items as it may be considered to be a loan. In this case, the amount of any income tax due but not collected from or paid by you within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs may constitute an additional benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient the amount of any employee NICs due on this additional benefit, which the Company and/or the Service Recipient may recover at any time by any of the means referred to in Section 4 of the Agreement.
JOINT ELECTION TO TRANSFER EMPLOYER NICS LIABILITY. You agree to accept liability for any secondary Class 1 NICs that may be payable by the Service Recipient in connection the RSU Award and any event giving rise to Tax-Related Items (the “Employer NICs”). You agree that the Employer NICs may be collected by the Company or, if different, the Service Recipient using any of the methods described in Section 4 of the Agreement. Without prejudice to the foregoing, you agree to execute a joint election with the Company or the Service Recipient (a “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to you. You further agree to execute such other elections as may be required by any successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of your Joint Election.
If you do not enter into the Joint Election, if approval of the Joint Election has been withdrawn by HMRC, if the Joint Election is revoked by the Company or Service Recipient (as applicable), or if the Joint Election is jointly revoked by you and the Company or Service Recipient (as applicable), the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any shares of Common Stock or proceeds from the sale of shares to you upon the vesting of the Restricted Stock Units.
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ATTACHMENT III
Freshworks Inc.
2021 Equity Incentive Plan
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2021 Equity Incentive Plan
Form of Global PRSU Grant Package
FRESHWORKS INC.
RSU AWARD GRANT NOTICE
(2021 EQUITY INCENTIVE PLAN)
Freshworks Inc. (the “Company”) has awarded to you (“Participant”) the number of restricted stock units specified and on the terms set forth below (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein, in the Freshworks Inc. 2021 Equity Incentive Plan (the “Plan”) and in the Global RSU Award Agreement (the “Agreement”), as well as any additional terms and conditions for your country set forth in the attached appendix (the “Appendix”), all of which are incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units:

Vesting Schedule:	[Insert performance-based vesting conditions here, or a reference to a separate schedule of performance-based vesting conditions if necessary].

Issuance Schedule:	Subject to any Capitalization Adjustment, one share of Common Stock will be issued at the time set forth in Section 6 of the Agreement for each restricted stock unit which vests.
Participant Acknowledgments: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:
    The RSU Award is governed by this RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan, the Agreement and the Appendix, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice, the Agreement and the Appendix (together, the “RSU Award Agreement”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
    You have read and are familiar with the provisions of the Plan, the RSU Award Agreement and the Prospectus. In the event of any conflict between the provisions in the RSU Award Agreement or the Prospectus and the terms of the Plan, the terms of the Plan shall control.
    The RSU Award Agreement sets forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersedes all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to you.

FRESHWORKS INC.:		PARTICIPANT:

By:
	Signature		Signature
Title:		Date:
Date:
ATTACHMENTS:     Global RSU Award Agreement, Appendix, 2021 Equity Incentive Plan

ATTACHMENT I
Freshworks Inc.
Global RSU Award Agreement
(2021 Equity Incentive Plan)
As reflected by your RSU Award Grant Notice (“Grant Notice”), Freshworks Inc. (the “Company”) has granted you a RSU Award under the Freshworks Inc. 2021 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award as specified in this Global RSU Award Agreement (this “Agreement”), including any additional terms and conditions for your country set forth in the attached appendix hereto (the “Appendix”), and the Grant Notice constitute your “RSU Award Agreement”. Defined terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.
The general terms applicable to your RSU Award are as follows:
1.    GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)    Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;
(b)    Section 9(e) of the Plan regarding the Company’s or an Affiliate’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and
(c)    Section 8 of the Plan regarding the tax consequences of your RSU Award.
Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the RSU Award Agreement and the provisions of the Plan, the provisions of the Plan shall control.
2.    GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice, as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Notwithstanding the foregoing, the Company, in its sole discretion, may settle the RSU Award in cash if necessary or appropriate for legal or administrative reasons subject to Applicable Law. Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.
3.    DIVIDENDS. You shall receive no benefit or adjustment to your RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you.
4.    WITHHOLDING OBLIGATIONS.
(a)    You acknowledge that, regardless of any action taken by the Company or, if different, the Affiliate to which you provide services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable or deemed legally applicable to you
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(“Tax-Related Items”) is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU Award, including, but not limited to, its grant, its vesting, the issuance of shares of Common Stock in its settlement, the subsequent sale of shares of Common Stock and the payment of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the RSU Award or any aspect of the RSU Award to reduce or eliminate your liability for Tax-Related Items. Further, if you become subject to taxation in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
(b)    You authorize the Company and/or the Service Recipient, at its discretion, to satisfy its withholding obligation for Tax-Related Items by the following means (or by a combination of the following means):
(i)    Requiring you to pay any portion of the Tax-Related Items in cash;
(ii)    Withholding from any compensation otherwise payable to you by the Company or the Service Recipient;
(iii)    Withholding shares of Common Stock otherwise issuable to you in connection with the RSU Award, provided that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Company’s Compensation Committee; and/or
(iv)    any other method determined by the Company and permitted by Applicable Law.
(c)    The Company and/or the Service Recipient may withhold or account for Tax-Related Items by considering statutory withholding amounts or other applicable withholding rates, including minimum and maximum rates applicable in your jurisdiction. In the event of over-withholding, you may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Common Stock) from the Company or the Service Recipient; otherwise, you may be able to seek a refund from the local tax authorities. In the event of under-withholding, you may be required to pay any additional Tax-Related Items directly to the local tax authority. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested Restricted Stock Units, notwithstanding that a number of shares of Common Stock is held back solely for the purpose of paying the Tax-Related Items.
(d)    You agree to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Common Stock, or proceeds from the sale of shares of Common Stock, if you fail to comply with your obligations in connection with the Tax-Related Items.
5.    NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, financial and/or legal advisors regarding the tax and legal consequences of this RSU Award before taking any action related to the Plan and, by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) shall be responsible for your own liability that may arise as a result of your participation in the Plan. As a condition to accepting the RSU Award, you hereby agree to not make any claim against the
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Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award.
6.    DATE OF ISSUANCE.
(a)    The issuance of shares in respect of the Restricted Stock Units is intended to comply with U.S. Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the withholding obligations for Tax-Related Items, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under the Plan or any different provisions in the Grant Notice). Each issuance date determined by this section is referred to as an “Original Issuance Date.”
(b)    If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the next following business day. In addition, if:
(i)    the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”), and
(ii)    either (1) a withholding obligation does not apply, or (2) the Company and/or Service Recipient decides, prior to the Original Issuance Date, (A) not to satisfy its obligation for Tax-Related Items by withholding shares of Common Stock otherwise issuable to you on the Original Issuance Date under this RSU Award, (B) not to permit you to satisfy your Tax-Related Items by entering into a “same date sale” commitment with a broker-dealer (including but not limited to a 10b5-1 Arrangement) and (C) not to permit you to pay your Tax-Related Items in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs, or, if and only if permitted in a manner that complies with U.S. Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year following the year in which the shares of Common Stock under this RSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of U.S. Treasury Regulations Section 1.409A-1(d).
(c)    To the extent the RSU Award is a Non-Exempt Award, the provisions of Section 11 of the Plan shall apply.
7.    LEAVE OF ABSENCE.
(a)    During any Company-approved leave of absence (“LOA”), the vesting of the Restricted Stock Units shall be suspended after the leave of absence exceeds a period of ninety (90) days (or such longer period as required by Applicable Law). Vesting of the Restricted Stock Units shall resume upon the termination of your leave of absence and return to service to the Company and/or its Affiliates. The vesting schedule of the Restricted Stock Units shall be extended by the length of the suspension, subject to Applicable Law.
(b)    You will be deemed to remain in Continuous Service during any LOA only through your Expected Return Date (as defined below), unless your Continuous Service is otherwise terminated for any reason prior to the Expected Return Date; provided, however, that if you notify the Company or the Service Recipient prior to the Expected Return Date (and prior to any earlier termination
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of Continuous Service) that you do not intend to resume employment or other eligible service with the Company or an Affiliate on or prior to the Expected Return Date (such notification, a “Notification”, and the date of such Notification, the “Notification Date”), then you will be deemed to remain in Continuous Service during the LOA only through the Notification Date. If you fail to report to work on the Expected Return Date, or if you provide a Notification prior to the Expected Return Date, then, on the Expected Return Date or the earlier Notification Date, as applicable, (i) your Continuous Service will be deemed terminated and (ii) vesting of your RSU Award will cease immediately, in each case except to the extent required by Applicable Law. The first scheduled workday immediately following the Company-approved expiration date of the LOA or, if earlier, the date on which you actually return to employment or other eligible service with the Company or the Service Recipient is the “Expected Return Date”.
(c)    The Board, Committee or the heads of the Company’s legal and human resources departments may make exceptions to the foregoing with respect to LOAs to comply with Applicable Law, in cases where the application of the foregoing would not be in the interests of the Company or any Affiliate, or otherwise to the extent it deems necessary or advisable in its discretion.
(d)    Nothing in the RSU Award Agreement will confer upon you any right to remain in Continuous Service (or any other service) for any duration or to interfere with or otherwise restrict in any way the rights of the Company or any Affiliate to terminate your Continuous Service (or any other service) at any time for any reason, with or without cause.
8.    TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
9.    CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
10.    SEVERABILITY. If any part of the RSU Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the RSU Award Agreement or the Plan not declared to be unlawful or invalid.  Any Section of the RSU Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
11.    WAIVER. You acknowledge that a waiver by the Company of a breach of any provision of the RSU Award Agreement shall not operate or be construed as a waiver of any other provision of the RSU Award Agreement, or of any subsequent breach of the RSU Award Agreement.
12.    EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your RSU Award. Specifically, the Company may in its sole discretion decide to deliver any documents related to current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.
13.    AMENDMENT; IMPOSITION OF OTHER REQUIREMENTS. The RSU Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, the RSU Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending the RSU Award Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as
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otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent.
Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of the RSU Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the RSU Award as a result of any change in Applicable Law or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the RSU Award which is then subject to restrictions as provided herein. Further, the Company reserves the right to impose other requirements on your participation in the Plan, on the RSU Award and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
14.    COMPLIANCE WITH SECTION 409A OF THE CODE. This RSU Award is intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in U.S. Treasury Regulation Section 1.409A-1(b)(4) and any ambiguities herein shall be interpreted accordingly. Notwithstanding the foregoing, if it is determined that the RSU Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and determined to be deferred compensation subject to Section 409A of the Code, this RSU Award shall comply with Section 409A to the extent necessary to avoid adverse personal tax consequences and any ambiguities herein shall be interpreted accordingly. If it is determined that the RSU Award is deferred compensation subject to Section 409A and you are a “specified employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (as defined in Section 409A), then the issuance of any shares that would otherwise be made upon the date of your separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of U.S. Treasury Regulation Section 1.409A-2(b)(2).
15.    CHOICE OF LAW. The interpretation, performance and enforcement of the RSU Award Agreement shall be governed by the laws of the State of Delaware without regard to that state’s conflicts of laws rules. For purposes of any action, lawsuit or other proceeding brought to enforce the RSU Award Agreement, relating to it, or arising from it, the parties hereby submit to the sole and exclusive jurisdiction of the courts of San Mateo County or the federal courts for the United States for the Northern District of California, and no other courts where this grant is made and/or to be performed.
16.    APPENDIX. Notwithstanding any provisions in this Agreement, your RSU Award shall be subject to any additional or different terms and conditions set forth in the Appendix for your country attached hereto. Moreover, if you relocate to one of the countries included in the Appendix, the additional or different terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of the RSU Award Agreement.
17.    OTHER DOCUMENTS.  You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus.  In addition, you acknowledge receipt of the Company’s Trading Policy.
18.    QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable tax consequences, please see the Prospectus.
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ATTACHMENT II
APPENDIX
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement.
Terms and Conditions
This Appendix includes additional terms and conditions that govern the RSU Award granted to you under the Plan if you reside and/or work outside the United States.
If you are a citizen or resident of a country other than the one in which you are currently working and/or residing, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the Company shall, it its discretion, determine the extent to which the additional terms and conditions contained herein shall be applicable to you.
Notifications
This Appendix also includes information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is provided solely for your convenience and is based on the securities, exchange control, tax, and other laws in effect in the respective countries as of August 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information contained herein as the only source of information relating to the consequences of your participation in the Plan, because the information may be out of date by the time you vest in the RSU Award or sell any shares of Common Stock acquired at vesting of the RSU Award.
In addition, the information contained in this Appendix is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of any particular result. Accordingly, you should seek appropriate professional advice as to how the Applicable Law in your country may apply to your situation.
Finally, you understand that if you are a citizen or resident of a country other than the one in which you are currently residing and/or working, transfer to another country after the Date of Grant, or are considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to you in the same manner.
GENERAL NON-U.S. TERMS AND CONDITIONS
1.    NATURE OF GRANT. By accepting your RSU Award, you acknowledge, understand and agree that:
(a)    the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted under the Plan;
(b)    the grant of your RSU Award is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or other equity awards or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;
(c)    all decisions with respect to future restricted stock units or other grants, if any, will be at the sole discretion of the Company;
(d)    the RSU Award and your participation in the Plan shall not create a right to employment or other service relationship with the Company;
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(e)    you are voluntarily participating in the Plan;
(f)    the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
(g)    the RSU Award and any shares of Common Stock acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;
(h)    unless otherwise agreed with the Company in writing, the RSU Award and the shares of Common Stock subject to the RSU Award, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate;
(i)    the future value of the shares of Common Stock underlying the RSU Award is unknown, indeterminable, and cannot be predicted with certainty;
(j)    neither the Company nor any Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the United States Dollar that may affect the value of your RSU Award or of any amounts due to you pursuant to the vesting of your RSU Award or the subsequent sale of any shares of Common Stock received;
(k)    for the purposes of your RSU Award, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any), and unless otherwise expressly provided in the RSU Award Agreement or determined by the Company, your right to vest in the RSU Award under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., your Continuous Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you are employed or providing services or the terms of your employment or service agreement, if any); the Board shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of the RSU Award (including whether you may still be considered to be providing services while on a LOA); and
(l)    no claim or entitlement to compensation or damages shall arise from forfeiture of this RSU Award resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any).
2.    DATA PRIVACY.
(a)    You explicitly and unambiguously acknowledge and consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Service Recipient, the Company and its other Affiliates for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that the Service Recipient, the Company and its other Affiliates hold certain personal information about you, including, but not limited to, name, home address, email address and telephone number, date of birth, social security number, passport or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all equity awards or any other entitlement to shares of stock awarded, canceled, purchased, exercised, vested, unvested or outstanding in your favor (“Data”) for the purpose of implementing, managing and administering your participation in the Plan. You understand that the Data may be transferred to any third parties assisting in the implementation, administration and management of your participation in the Plan, that these recipients may be located in
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your country or elsewhere, in particular in the U.S., and that the recipient country may have different data privacy laws providing less protections of your personal data than your country. You may request a list with the names and addresses of any potential recipients of the Data by contacting the stock plan administrator at the Company (the “Stock Plan Administrator”). You acknowledge that the recipients may receive, possess, process, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom you may elect to deposit any shares of Common Stock acquired upon the vesting of your RSU Award. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Stock Plan Administrator in writing. Further, you understand that you are providing the consents herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke the consents, your employment or service with the Service Recipient will not be affected; the only consequence of refusing or withdrawing the consents is that the Company would not be able to grant the RSU Award or other equity awards to you or administer or maintain such awards. Therefore, you understand that refusing or withdrawing the consents may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact in writing your local human resources representative.
(b)    Notwithstanding Section 2(a) above, for the purposes of operating the Plan in the European Economic Area / European Union member states, Switzerland, and the United Kingdom, the Company will collect and process information relating to you in accordance with the privacy notice then in effect.
3.    LANGUAGE. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of the RSU Award Agreement. If you have received the RSU Award Agreement, or any other document related to this RSU Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.    INSIDER TRADING RESTRICTIONS / MARKET ABUSE LAWS. You acknowledge that, depending on your country or the Agent’s country, you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect your ability to directly or indirectly accept, acquire, sell or attempt to sell or otherwise dispose of shares of Common Stock or rights to shares of Common Stock, or rights linked to the value of shares of Common Stock, during such times as you are considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdiction(s)). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before possessing inside information. Furthermore, you may be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s Trading Policy, or any other applicable insider trading policy then in effect. You acknowledge that you are responsible for complying with any applicable restrictions and are encouraged to speak with your personal legal advisor for further details regarding any applicable insider-trading and/or market abuse laws in your country.
5.    FOREIGN ASSET/ACCOUNT, EXCHANGE CONTROL AND TAX REPORTING. You may be subject to foreign asset/account, exchange control and/or tax reporting requirements as a result of the acquisition, holding and/or transfer of shares of Common Stock or cash (including dividends and the proceeds arising from the sale of shares of Common Stock) derived from your participation in the Plan in, to and/or from a brokerage/bank account or legal entity located outside your country. The Applicable Law in your country may require that you report such accounts, assets and balances therein, the value thereof and/or the
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transactions related thereto to the applicable authorities in such country. You may also be required to repatriate sale proceeds or other funds received as a result of your participation in the Plan to your country through a designated bank or broker within a certain time after receipt. You acknowledge that it is your responsibility to be compliant with such regulations and you are encouraged to consult with your personal legal advisor for any details.
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AUSTRALIA
Terms and Conditions
AUSTRALIA OFFER DOCUMENT. The Company is pleased to provide you with this offer to participate in the Plan. This offer sets out information regarding the RSU Award to Australian resident Participants. This information is provided by the Company to ensure compliance of the Plan with the Australian Securities and Investments Commission (“ASIC”) Class Order 14/1000 and relevant provisions of the Corporations Act 2001.
In addition to the information set out in the RSU Award Agreement (including this Appendix), you are also being provided with copies of the following documents:
(a)    the Plan;
(b)    the Prospectus; and
(c)    the Employee Information Supplement for Australia.
(collectively, the “Additional Documents”).
The Additional Documents provide further information to help you make an informed investment decision about participating in the Plan. Neither the Plan nor the Prospectus is a prospectus for the purposes of the Corporations Act 2001.
You should not rely upon any oral statements made in relation to this offer. You should rely only upon statements contained in the RSU Award Agreement (including this Appendix) and the Additional Documents when considering participation in the Plan.
Notifications
TAX INFORMATION. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in the Act).
SECURITIES LAW INFORMATION. Investment in shares of Common Stock involves a degree of risk. Eligible employees who elect to participate in the Plan should monitor their participation and consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan as set forth below and in the Additional Documents.
The information herein is general information only. It is not advice or information that takes into account your personal objectives, financial situation and needs. You should consider obtained your own financial product advice from a person who is licensed by ASIC to give such advice.
ADDITIONAL RISK FACTORS FOR AUSTRALIAN RESIDENTS. You should have regard to risk factors relevant to investment in securities generally and, in particular, to the holding of shares. For example, the price at which the Common Stock is quoted on the Nasdaq Global Select Market may increase or decrease due to a number of factors. There is no guarantee that the price of the Common Stock will increase. Factors that may affect the price of the Common Stock include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.
More information about potential factors that could affect the Company’s business and financial results will included in the Company’s Quarterly Report on Form 10-Q and the Company’s Annual Report on Form 10-K. Copies of these reports will be available at www.sec.gov/, on the Company’s website, and upon request to the Company.
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In addition, you should be aware that the Australian dollar value of Common Stock acquired at vesting will be affected by the U.S. dollar/Australian dollar exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.
COMMON STOCK IN A U.S. CORPORATION. Common stock of a U.S. corporation is analogous to ordinary shares of an Australian corporation. Each holder of the Company’s Common Stock is entitled to one vote for every share of Common Stock.
Dividends may be paid on the Common Stock out of any funds of the Company legally available for dividends at the discretion of the Board.
The Common Stock is traded on the Nasdaq Global Select Market in the United States of America under the symbol “FRSH”.
The Common Stock is not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.
ASCERTAINING THE MARKET PRICE OF SHARES. You may ascertain the current market price of the Common Stock as traded on the Nasdaq Global Select Market under the symbol “FRSH” at https://www.nasdaq.com/. The Australian dollar equivalent of that price can be obtained at: http://www.rba.gov.au/statistics/frequency/exchange-rates.html.
This will not be a prediction of what the market price per share of Common Stock will be when the Restricted Stock Units vest or when shares of Common Stock are issued or of the applicable rate on the actual vesting date or the date of share issuance.
EXCHANGE CONTROL INFORMATION. Exchange control reporting is required for cash transactions exceeding AUD 10,000 and for international fund transfers. You understand that if an Australian bank is assisting with the transaction, the bank will file the report on your behalf. You further understand if there is no Australian bank involved in the transfer, you will have to file the exchange control report.
CANADA
Terms and Conditions
SETTLEMENT OF RSU AWARD. Notwithstanding any terms or conditions of the Plan or the RSU Award Agreement to the contrary, the RSU Award will be settled in shares of Common Stock, not cash.
TERMINATION. The following provisions replace Section 1(k) of this Appendix in its entirety:
for purposes of the RSU Award, your Continuous Service will be considered terminated (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any) as of the date that is the earlier of (i) the date your Continuous Service terminates, and (ii) the date on which you receive notice of termination of your Continuous Service. In either case, the date shall exclude any period during which notice, pay in lieu of such notice or related payments or damages are provided or required to be provided under Applicable Law. For greater certainty, you will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which your right to vest terminates, nor will you be entitled to any compensation for lost vesting.
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, your right to vest in the RSU Award, if any, will terminate effective upon the expiry of the minimum statutory notice period, but you will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of the statutory notice period, nor will you be entitled to any compensation for lost vesting; and
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The following terms and conditions apply to Participants resident in Quebec:
LANGUAGE. The parties acknowledge that it is their express wish that the RSU Award Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de cette Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
DATA PRIVACY. The following provisions supplement Section 2 of this Appendix:
You hereby authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to (i) discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan, and (ii) disclose and discuss any and all information relevant to the Plan with their advisors. You further authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to record such information and to keep such information in your employee file.
Notifications
SECURITIES LAW INFORMATION. You are permitted to sell shares of Common Stock acquired under the Plan through the designated broker appointed under the Plan, if any, provided the resale of shares of Common Stock acquired under the Plan takes place outside Canada through the facilities of the exchange on which the shares of Common Stock are then listed.
FRANCE
Terms and Conditions
LANGUAGE CONSENT. By accepting the RSU Award, you confirm having read and understood the documents related to the RSU Award (the Plan and the RSU Award Agreement) which were provided in the English language. You accept the terms of these documents accordingly.
Consentement à la Langue Utilisée. En acceptant l’attribution de droits sur des actions assujettis à restrictions (RSU Award, l' « Attribution de RSU »), vous confirmez avoir lu et compris les documents relatifs à l’attribution (le Plan et le Contrat d’Attribution de RSU) qui ont été remis en anglais. Vous acceptez les termes de ces documents en connaissance de cause.
Notifications
TAX INFORMATION. The Restricted Stock Units are not intended to qualify for special tax or social security treatment in France.
GERMANY
Notifications
EXCHANGE CONTROL INFORMATION. Cross-border payments in excess of EUR 12,500 must be reported monthly to the German Federal Bank (Bundesbank). If you receive a payment in excess of EUR 12,500 in connection with the sale of shares of Common Stock acquired under the Plan or the receipt of any cash dividends, the report must be filed electronically by the fifth day of the month following the month in which the payment was received. The form of report (Allgemeines Meldeportal Statistik) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English.
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INDIA
Notifications
EXCHANGE CONTROL INFORMATION. Indian residents are required to repatriate the proceeds from the sale of shares of Common Stock to India within specified timeframes. You must retain the foreign inward remittance certificate received from the bank where the foreign currency is deposited in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation. It is your responsibility to comply with these requirements. Neither the Company nor the Service Recipient will be liable for any fines or penalties resulting from your failure to comply with any Applicable Law.
IRELAND
Notifications
DIRECTOR NOTIFICATION OBLIGATION. Directors, shadow directors and secretaries of the Company’s Irish Affiliates are subject to certain notification requirements under the Irish Companies Act. Directors, shadow directors and secretaries must notify the Irish Affiliate in writing if they receive or dispose of an interest in the Company representing more than 1% of the Company’s voting share capital (e.g., RSU Award, shares of Common Stock, etc.), if they become aware of the event giving rise to the notification requirement or if they become a director or secretary if such an interest exists at the time. This disclosure requirement also applies to any rights or shares acquired by the director’s spouse or children (under the age of 18).
NETHERLANDS
There are no country-specific provisions.
SINGAPORE
Terms and Conditions
RESTRICTION ON SALE OF SHARES. The RSU Award is subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and you will not be able to make any subsequent offer to sell or sale of the Common Stock in Singapore, unless such offer or sale is made (i) after six months from the Date of Grant; (ii) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA; or (iii) pursuant to, and in accordance with, the conditions of any applicable provision of the SFA.
Notifications
SECURITIES LAW INFORMATION. The offer of the Plan, the RSU Award, and the issuance of the underlying Common Stock at vesting are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
DIRECTOR NOTIFICATION OBLIGATION. If you are a director, associate director or shadow director of a Singapore Affiliate, you are subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Affiliate in writing when you receive an interest (e.g., RSU Award or shares of Common Stock) in the Company or any Affiliate within two business days of (i) its acquisition or disposal, (ii) any change in previously disclosed interest (e.g., when the shares of Common Stock are sold), or (iii) becoming a director, associate director or shadow director.
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UNITED KINGDOM
Terms and Conditions
SETTLEMENT OF RSU AWARD. Notwithstanding any terms or conditions of the Plan or the RSU Award Agreement to the contrary, the RSU Award will be settled in shares of Common Stock, not cash.
WITHHOLDING OBLIGATIONS. The following provisions supplement Section 4 of the Agreement:
Without limitation to Section 4 of the Agreement, you hereby agree that you are liable for any Tax-Related Items related to your participation in the Plan and hereby covenant to pay such Tax-Related Items as and when requested by the Company or (if different) the Service Recipient or by Her Majesty’s Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority).  You also hereby agree to indemnify and keep indemnified the Company and (if different) the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.
Notwithstanding the indemnification provision in Section 4 of the Agreement, if you are a director or executive officer of the Company (within the meaning of Section 13(k) of the Exchange Act), you understand that you may not be able to indemnify the Company for the amount of any Tax-Related Items as it may be considered to be a loan. In this case, the amount of any income tax due but not collected from or paid by you within ninety (90) days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs may constitute an additional benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company and/or the Service Recipient the amount of any employee NICs due on this additional benefit, which the Company and/or the Service Recipient may recover at any time by any of the means referred to in Section 4 of the Agreement.
JOINT ELECTION TO TRANSFER EMPLOYER NICS LIABILITY. You agree to accept liability for any secondary Class 1 NICs that may be payable by the Service Recipient in connection the RSU Award and any event giving rise to Tax-Related Items (the “Employer NICs”). You agree that the Employer NICs may be collected by the Company or, if different, the Service Recipient using any of the methods described in Section 4 of the Agreement. Without prejudice to the foregoing, you agree to execute a joint election with the Company or the Service Recipient (a “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or elections required to accomplish the transfer of the Employer NICs to you. You further agree to execute such other elections as may be required by any successor to the Company and/or the Service Recipient for the purpose of continuing the effectiveness of your Joint Election.
If you do not enter into the Joint Election, if approval of the Joint Election has been withdrawn by HMRC, if the Joint Election is revoked by the Company or Service Recipient (as applicable), or if the Joint Election is jointly revoked by you and the Company or Service Recipient (as applicable), the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any shares of Common Stock or proceeds from the sale of shares to you upon the vesting of the Restricted Stock Units.
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ATTACHMENT III
Freshworks Inc.
2021 Equity Incentive Plan
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